As filed with the Securities and Exchange Commission on December 19, 2000
                                                       Registration No. 33-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No.___

                        LEGG MASON INVESTORS TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                               Baltimore, MD 21202
                    (Address of Principal Executive Offices)

                                 (410) 539-0000
                  (Registrant's Area Code and Telephone Number)

                               Marc R. Duffy, Esq.
                          Legg Mason Wood Walker, Inc.
                                100 Light Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Arthur J. Brown, Esq.
                             Valerie M. Baruch, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9367

         Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

         It is proposed that this filing will become effective on January 22, 2001, pursuant to Rule 488.

         Title of securities being registered: Primary Class, Institutional Class and Financial Intermediary Class shares of capital stock, par value $0.001 per share, of the series of the Registrant designated Legg Mason Balanced Trust.

         No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                        LEGG MASON INVESTORS TRUST, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                        LEGG MASON INVESTORS TRUST, INC.

                                     PART A

                            BARTLETT BASIC VALUE FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                January 26, 2001

Dear Bartlett Basic Value Fund Shareholder:

      The attached proxy materials describe a proposal that Bartlett Basic Value Fund merge into Legg Mason Balanced Trust, a series of Legg Mason Investors Trust, Inc. If the proposal is approved and implemented, each shareholder of Bartlett Basic Value Fund will automatically become a shareholder of Legg Mason Balanced Trust.

      YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. The board believes that combining the two Funds will benefit Bartlett Basic Value Fund's shareholders by providing them with a portfolio that has a similar investment objective and a similar investment strategy. The shares of Bartlett Basic Value Fund will be invested in a fund managed by Bartlett & Co. with a substantially larger asset base and lower overall expenses. The attached proxy materials provide more information about the proposed reorganization and the two Funds.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by facsimile or in person.

                                          Very truly yours,


                                          Edward A. Taber, III
                                          President
                                          Bartlett Capital Trust/Bartlett
                                          Basic Value Fund

                            BARTLETT BASIC VALUE FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                   ----------

                                    NOTICE OF

                         SPECIAL MEETING OF SHAREHOLDERS

                                  MARCH 9, 2001

                                   ----------



To the Shareholders:

      A special meeting of shareholders of Bartlett Basic Value Fund, a series of Bartlett Capital Trust, will be held on March 9, 2001 at 10:00 a.m., at the offices of Bartlett Basic Value Fund at 100 Light Street, Baltimore, Maryland 21202, for the following purposes:

      (1) To approve an Agreement and Plan of Reorganization and Termination under which Legg Mason Balanced Trust, a series of Legg Mason Investors Trust, Inc., would acquire all the assets of Bartlett Basic Value Fund in exchange solely for shares of Legg Mason Balanced Trust and the assumption by Legg Mason Balanced Trust of all of Bartlett Basic Value Fund's liabilities, followed by the distribution of those shares to the shareholders of Bartlett Basic Value Fund, all as described in the accompanying Prospectus/Proxy Statement; and

      (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Bartlett Basic Value Fund at the close of business on January 26, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. As an alternative to using the paper proxy card to vote, you may vote by facsimile or in person.

                                    By order of the board of trustees,


                                    Marie K. Karpinski
                                    Secretary

January 26, 2001

-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by mail, by facsimile machine, or in person. Shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-___-____. If we do not receive your completed proxy cards after several weeks, we or someone on our behalf may contact you.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

-------------------------------------------------------------------------------

                LEGG MASON BALANCED TRUST (A SERIES OF LEGG MASON
                             INVESTORS TRUST, INC.)

                            BARTLETT BASIC VALUE FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                100 LIGHT STREET
                               BALTIMORE, MD 21202
                                 (410) 539-0000

                           PROSPECTUS/PROXY STATEMENT
                                JANUARY 26, 2001

      This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Bartlett Basic Value Fund, a series of Bartlett Capital Trust, in connection with the solicitation of proxies by its board of trustees for use at a special meeting of its shareholders to be held on March 9, 2001 at 10:00 a.m., Eastern time, and at any adjournment thereof, if it is adjourned for any reason.

      As more fully described in this Proxy Statement, the purpose of the meeting is to vote on a proposed reorganization in which Legg Mason Balanced Trust, a series of Legg Mason Investors Trust, Inc. ("Investors Trust"), would acquire all the assets of Bartlett Basic Value Fund, in exchange solely for shares of Legg Mason Balanced Trust and the assumption by Legg Mason Balanced Trust of all the liabilities of Bartlett Basic Value Fund. Those shares of Legg Mason Balanced Trust would then be distributed to the shareholders of Bartlett Basic Value Fund, so that each shareholder would receive a number of full and fractional shares of Legg Mason Balanced Trust having an aggregate value that, on the effective date of the Reorganization, would equal the aggregate net asset value of the shareholder's shares of Bartlett Basic Value Fund. (These transactions are referred to collectively as the "Reorganization.") As soon as practicable following the distribution of shares, Bartlett Basic Value Fund would be terminated.

      Legg Mason Balanced Trust is a series of Investors Trust, an open-end, diversified investment company. Whereas Bartlett Basic Value Fund seeks capital appreciation and, secondarily income, by investing primarily in equity securities; Legg Mason Balanced Trust seeks long-term capital appreciation and current income by investing up to 75% of its assets in equity securities and by investing at least 25% of its assets in debt securities.

      This Proxy Statement, which should be retained for future reference, sets forth concisely information about the Reorganization and Legg Mason Balanced Trust that a shareholder should know before voting on the Reorganization. A Statement of Additional Information, dated January 22, 2001, relating to the Reorganization and including historical financial statements ("Reorganization Statement of Additional Information"), has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Reorganization Statement of Additional Information is legally a part of this Proxy Statement). A Primary Class Shares Prospectus dated [July 31, 2000] and an Institutional* and Financial Intermediary Class Shares Prospectus for Legg Mason Balanced Trust, dated January 21, 2001, have each been filed with the SEC and are incorporated herein by reference. A Class A and Class C Shares Prospectus and a Class Y Shares Prospectus, each dated April 28, 2000 for Bartlett Basic Value Fund have been filed with the SEC and also are incorporated herein by this reference. Management's discussion of the performance of Legg Mason Balanced Trust, which is included in its Annual Report to Shareholders for the fiscal year ended March 31, 2000, is attached as Appendix C to this Proxy Statement/Prospectus. A copy of Legg Mason Balanced Trust's Institutional Class and Financial Intermediary Class Prospectus dated January 21, 2001 is attached as Appendix E to this proxy statement.

A Statement of Additional Information for Legg Mason Balanced Trust, dated January 21, 2001, and that Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2000, and Semi-Annual Report to Shareholders for the period ended September 30, 2000, have each been filed with the SEC and are incorporated by reference into the Reorganization Statement of Additional Information. In addition, a Statement of Additional Information for Bartlett Basic Value Fund, dated April 28, 2000, and that Fund's Annual Report to Class A and Class C Shareholders and Annual Report to Class Y Shareholders for the fiscal year ended December 31, 1999, and Semi-Annual Report to Class A and Class C Shareholders and Semi-annual Report to Class Y Shareholders for the period ended June 30, 2000, have each been filed with the SEC and are incorporated by reference into the Reorganization Statement of Additional Information.

      The Bartlett Basic Value Fund and Legg Mason Balanced Trust documents incorporated by reference herein and in the Reorganization Statement of Additional Information and additional information about the Funds has been filed with the SEC may be obtained without charge, and further inquiries may be made, by writing to Legg Mason Wood Walker, Inc., 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476, or by calling toll-free 1-800-822-5544. The SEC maintains a website (http://www.sec.gov) that contains material incorporated by reference, together with other information regarding Legg Mason Balanced Trust and Bartlett Basic Value Fund. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF LEGG MASON BALANCED TRUST BEING OFFERED IN THE REORGANIZATION OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------
* In November 2000, the Navigator Class of Legg Mason Balanced Trust was renamed the Institutional Class.

                                TABLE OF CONTENTS

SECTION TITLE                                                             PAGE

VOTING INFORMATION...........................................................1
THE REORGANIZATION...........................................................3
SYNOPSIS.....................................................................3
   The Proposed Reorganization...............................................3
   Comparative Fee Table.....................................................4
   Example of Effect on Fund Expenses........................................5
   Investment Objectives and Policies........................................6
   Forms of Organization.....................................................7
   Investment Adviser........................................................8
   Distributor...............................................................8
   Fund Directors and Officers...............................................9
   Operations of Legg Mason Balanced Trust Following the Reorganization.....10
   Performance..............................................................10
   Purchases and Redemptions................................................11
   Exchanges................................................................12
   Dividends and Other Distributions........................................13
   Federal Income Tax Consequences of the Reorganization....................13
COMPARISON OF PRINCIPAL RISK FACTORS........................................13
THE PROPOSED TRANSACTION....................................................15
   Reorganization Plan......................................................15
   Reasons for the Reorganization...........................................17
   Description of Securities to be Issued...................................18
   Temporary Waiver of Investment Restrictions..............................18
   Federal Income Tax Considerations........................................18
   Capitalization...........................................................19
   Additional Information about Legg Mason Balanced Trust -  Financial
   Highlights...............................................................20
OTHER BUSINESS..............................................................22
MISCELLANEOUS...............................................................22
   Available Information....................................................22
   Legal Matters............................................................22
   Experts..................................................................22
APPENDIX A:  Principal Shareholders........................................A-1
APPENDIX B:  Agreement and Plan of Reorganization and Termination..........B-1
APPENDIX C:  Management's Discussion of Fund Performance (Legg Mason Balanced
Trust).....................................................................C-1
APPENDIX D:  Comparison of Investment Objectives and Limitations of Bartlett
   Basic Value Fund and Legg Mason Balanced Trust..........................D-1
APPENDIX E:  Form of Proxy.................................................E-1

                            BARTLETT BASIC VALUE FUND
                      (a series of Bartlett Capital Trust)

                                 -----------

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 9, 2001

                                 -----------


                               VOTING INFORMATION

      This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Bartlett Basic Value Fund, a series of Bartlett Capital Trust, in connection with the solicitation of proxies from its shareholders by the board of trustees of Bartlett Capital Trust ("Board") for use at a special meeting of shareholders to be held on March 9, 2001, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about January 26, 2001.

      A majority of Bartlett Basic Value Fund's shares outstanding on January 26, 2001 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

      Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Bartlett Capital Trust prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by facsimile may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

      As of January 22, 2001, Bartlett Basic Value Fund had _____________ shares of beneficial interest outstanding, which were composed of the following classes: __________ Class A shares, __________ Class C shares, and __________ Class Y shares. Shareholder Communications Corp., 17 State Street, 22nd Floor, New York, New York 10004, has been retained to aid in the solicitation of proxies. The costs of retaining Shareholder Communications Corp., which are anticipated to be approximately $_______, and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by Legg Mason Wood Walker, Inc. ("Legg Mason") or one of its affiliates and not by either Bartlett Basic Value Fund or Legg Mason Balanced Trust (each a "Fund").

      [Except as set forth in Appendix A, as of January 22, 2001, each Fund does not know of any person who owns beneficially 5% or more of the shares of any class of that Fund. As of that same date, Trustees and officers of Bartlett Capital Trust, as a group, own in the aggregate less than 1% of the shares of Bartlett Basic Value Fund.]

      REQUIRED VOTE. Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Bartlett Basic Value Fund as defined in the 1940 Act. This means that the proposal must be approved by the lesser of (1) 67% or more of the Fund's shares present at the Meeting if the owners of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of its outstanding shares. Each outstanding full share of Bartlett Basic Value Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Bartlett Basic Value Fund, the Board of Trustees of Bartlett Capital Trust will determine what action to take.

THE REORGANIZATION

      PROPOSAL. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH LEGG MASON BALANCED TRUST WOULD ACQUIRE ALL THE ASSETS OF BARTLETT BASIC VALUE FUND IN EXCHANGE SOLELY FOR SHARES OF LEGG MASON BALANCED TRUST AND THE ASSUMPTION BY LEGG MASON BALANCED TRUST OF ALL OF BARTLETT BASIC VALUE FUND'S LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF BARTLETT BASIC VALUE FUND ("REORGANIZATION").

                                    SYNOPSIS

      The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of each Fund (which are incorporated herein by reference) and Statement of Additional Information of each Fund (which are incorporated by reference into the Reorganization Statement of Additional Information), and the Reorganization Plan. A copy of the form of the
Reorganization Plan is attached as Appendix B to this Proxy Statement. As discussed more fully below, the Board believes that the Reorganization will benefit Bartlett Basic Value Fund's shareholders. The Funds are essentially compatible in terms of their investment objectives, policies, strategies and limitations.

THE PROPOSED REORGANIZATION

      The Board considered and approved the Reorganization Plan at a meeting held on October 30, 2000. The Reorganization Plan provides for the acquisition of all the assets of Bartlett Basic Value Fund by Legg Mason Balanced Trust, in exchange solely for shares of common stock of Legg Mason Balanced Trust and the assumption by Legg Mason Balanced Trust of all the liabilities of Bartlett Basic Value Fund. Bartlett Basic Value Fund then will distribute those shares of Legg Mason Balanced Trust to its shareholders, so that each Bartlett Basic Value Fund shareholder will receive the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Bartlett Basic Value Fund as of the day the Reorganization is completed. Bartlett Basic Value Fund will be terminated as soon as practicable thereafter.

      If the Reorganization Plan is approved by Bartlett Basic Value Fund shareholders, shareholders of each class of Bartlett Basic Value Fund will receive in the Reorganization shares of a comparable class of Legg Mason Balanced Trust. That is, Class C shareholders of Bartlett Basic Value Fund will receive Primary Class shares of Legg Mason Balanced Trust, Class A shareholders of Bartlett Basic Value Fund will receive Financial Intermediary Class shares of Legg Mason Balanced Trust and Class Y shareholders of Bartlett Basic Value Fund will receive Institutional Class shares of Legg Mason Balanced Trust. Additional information about the Financial Intermediary Class shares is included in the January 21, 2001 Institutional and Financial Intermediary Class prospectus for Legg Mason Balanced Trust incorporated herein by reference.

      The Reorganization will occur as of the close of business on March 30, 2001, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

      For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including its trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of Bartlett Capital Trust or Legg Mason Investors Trust, Inc. ("Investors Trust"), ("Independent Trustees"), has determined that the Reorganization is in the best interests of Bartlett Basic Value Fund and that the interests of Bartlett Basic Value Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the Reorganization. In addition, the board of directors of Investors Trust, including its directors who are not "interested persons," as that term is defined in the 1940 Act, of Bartlett Capital Trust or Investors Trust has determined that the Reorganization is in the best interests of Legg Mason Balanced Trust and that the interests of Legg Mason Balanced Trust's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEE TABLE

      As shown in the tables below, the expense ratios of the Class A, Class C and Class Y shares of Bartlett Basic Value Fund are generally higher than the expense ratios of the comparable classes of Legg Mason Balanced Trust shares, which have declined over most of the past three years. Although these expense ratios are historical only, the terms of the contracts that Legg Mason Balanced Trust has with its service providers warrant an expectation of lower costs for the combined Fund. As noted below, Bartlett has agreed to waive fees until April 30, 2001 to the extent Bartlett Basic Value Fund's expenses exceed the annual rates of average daily net assets set forth below. If the Reorganization is not approved by Bartlett Basic Value Fund shareholders, Bartlett does not expect to continue to waive fees after April 30, 2001 and Fund expenses could be higher.

      The current fees and expenses incurred by each Fund as of the end of the most recently completed fiscal year (March 31, 2000 for Legg Mason Balanced Trust) and (December 31, 2000 for Bartlett Basic Value Fund), and PRO FORMA fees for Legg Mason Balanced Trust after the Reorganization are shown below. Because as of the date of this Proxy Statement, Financial Intermediary Class and Institutional Class shares of Legg Mason Balanced Trust have been authorized but not issued; "Other expenses" are based on estimated amounts.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             LEGG MASON                                                                      PRO FORMA
                           BALANCED TRUST                       BARTLETT BASIC VALUE                        COMBINED FUND
                           --------------                       --------------------                        -------------
                                          Financial
               Primary    Institutional Intermediary                                            Primary    Institutional  Financial
               Class         Class         Class         Class C      Class Y     Class A       Class         Class     Intermediary
               Shares        Shares(e)     Shares(e)     Shares       Shares      Shares        Shares        Shares    Class Shares
                ------     ---------       ---------      ------      ------      ------        ------    -------------  -----------

Maximum          none         none          none           none        none          4.75%       none         none          none
sales charge
imposed
on purchases
of shares

Deferred         none         none          none           1.00%(b)    none          none(a)     none         none          none
Sales Charge

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A % OF NET ASSETS)

                              LEGG MASON                                                             PRO FORMA
                           BALANCED TRUST(d)               BARTLETT BASIC VALUE (c)                COMBINED FUND
                  -----------------------------------------------------------------------------------------------------------
                  Primary    Institutional  Financial                                    Primary   Institutional   Financial
                  Class         Class      Intermediary   Class C   Class Y     Class A   Class       Class      Intermediary
                  Shares        Shares     Class Shares   Shares    Shares      Shares    Shares      Shares     Class Shares
                  ------        ------    --------------  ------    ------      ------    ------      ------     ------------

Management fees     0.75%       0.75%         ___%         0.  %     0.  %      0.  %       0.75%     0.75%          ___%
Rule 12b-1 fees     0.75%       none          ___%         0.  %     none       0.  %       0.75%     none           ___%
Other expenses      0.39%       0.39%         ___%         0.  %     0.  %      0.  %       0.  %     0.  %          ___%
                    -----       -----         ----         -----     -----      -----       -----     -----          ----
Total fund          1.89%       1.14%         ___%         0.  %     0.  %      0.   %      0.  %     0.  %          ___%
operating
expenses



(a) A contingent deferred sales charge (" CDSC") of 1% of the net asset value of Class A shares of the Fund is imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date.

(b) A CDSC of 1% of the net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Bartlett Basic Value Fund Class C shares made within one year of the purchase date. A sales charge will not be imposed on redemptions occurring as a result of the Reorganization.

(c) Bartlett, as investment adviser, has voluntarily agreed to waive fees so that expenses of Class A shares, Class C shares, and Class Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.15%, 1.90% and 0.90%, respectively, of the Fund's average daily net assets attributable to that particular class. These voluntary waivers will continue until April 30, 2001 and may be terminated at any time. With these waivers, for the fiscal year ended December 31, 2000, annualized management fees and total fund operating expenses were ____% and ____%, respectively, for Class A shares, ____% and ____%, respectively, for Class C shares, and ____% and ____%, respectively, for Class Y shares.

(d) The manager has a voluntary agreement to waive fees so that expenses of Primary Class shares, Institutional Class shares and Financial Intermediary
Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.85%, 1.10%, [and ___%] respectively, of the Fund's average daily net assets attributable to that particular class. These voluntary waivers will continue until August 1, 2001 and may be terminated at any time. With these waivers, annualized management fees and total fund operating expenses for the fiscal year ended March 31, 2000, were 0.71% and 1.85%, respectively, for Primary Class shares and would be 0.71% and 1.10%, respectively, for Institutional Class shares and 0.71% and 1.35%, respectively, for Financial Intermediary Class shares.

(e) Estimated.

EXAMPLE OF EFFECT ON FUND EXPENSES

      The Example is intended to help you compare the cost of investing in Bartlett Basic Value Fund with the cost of investing in Legg Mason Balanced Trust, as it presently exists, and the cost of investing in Legg Mason Balanced Trust, assuming the Reorganization has been completed.

      The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                           ONE YEAR         THREE YEARS        FIVE YEARS          TEN YEARS

BARTLETT BASIC VALUE FUND:
    Class A                                  $                  $                  $                  $
    Class C                                  $                  $                  $                  $
    (assuming no redemption)                 $                  $                  $                  $
    Class Y                                  $                  $                  $                  $

LEGG MASON BALANCED TRUST:
    Primary Class shares                     $192               $594               $1,021             $2,212
    Institutional Class shares               $116               $362               $  628             $1,386
    Financial Intermediary Class             $142               $440               $  761             $1,669
    shares

COMBINED FUND (PRO FORMA):
    Primary Class shares                     $                  $                  $                  $
    Institutional Class shares               $                  $                  $                  $
    Financial Intermediary Class             $                  $                  $                  $
    shares

INVESTMENT OBJECTIVES AND POLICIES

      Bartlett Basic Value Fund seeks capital appreciation and, secondarily, seeks income by investing in equities with "value" characteristics; Legg Mason Balanced Trust seeks capital appreciation and income by investing principally in equities and in debt securities equal to at least 25% of assets. The requirement of Legg Mason Balanced Trust for a minimum holding of 25% in fixed income securities is different than Bartlett Basic Value Fund. While Bartlett Basic Value Fund may also invest in debt securities of governmental or corporate issuers, it does not have the same policy of investing in a minimum percentage of those securities. Fixed income securities have not been the main focus of either Fund. Legg Mason Balanced Trust is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities.

      Bartlett, the adviser of each of Bartlett Basic Value Fund and Legg Mason Balanced Trust, uses essentially the same criteria for buying and selling securities for each Fund. Investments for Bartlett Basic Value Fund are made using a bottom-up, value-based investment strategy. Bartlett's approach to equity investment is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the stock universe (primarily U.S.). It then performs a more intense financial and company evaluation to select those stocks that have superior outlooks.

Bartlett's goal in individual stock selection and portfolio construction is to produce a diversified portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It selects stocks generally with a time horizon of about two years and portfolio turnover is low.

      On behalf of Legg Mason Balanced Trust, Bartlett also uses a value-based investment strategy and combines it with certain growth style analysis. For equity securities, Bartlett emphasizes dividend-paying equity securities that offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected taking into consideration adequate portfolio diversification by sector and by industry, as well as by equity characteristics. With respect to fixed income securities, the Fund may invest in securities of any maturity, but expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the Fund's total assets will be invested in fixed income or convertible securities rated below BBB or Baa at the time of purchase, or comparable unrated securities. Fixed income security selection is based upon identifying those fixed income securities deemed to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis.

      The Funds' portfolios reflect similarities between Bartlett's strategies for each Fund. [As of June 30, 2000,] Bartlett Basic Value Fund had a portfolio that was over 99% invested in equity securities of 34 different companies. Bartlett Basic Value Fund's holdings were very similar to the equity portion of Legg Mason Balanced Trust's portfolio, which was over 62% invested in equity securities of 39 different companies. [Thirty one of the 34 equity securities held by the Bartlett Basic Value Fund were also held by Legg Mason Balanced Trust.] Like Bartlett Basic Value Fund, with the limited number of holdings in the portfolio of Legg Mason Balanced Trust, most represent one percent or more of the total value of the portfolio. The remainder of Legg Mason Balanced
Trust's portfolio, as of June 30, 2000, was primarily invested in U.S. government and agency obligations (12%), corporate and other bonds (14%) and U.S. government agency mortgage-backed securities (10%).

      A  chart  comparing  the  stated  policies,   including  less  significant
policies, and the objectives of each Fund is attached as Appendix D hereto.

FORMS OF ORGANIZATION

      Legg Mason Balanced Trust is a series of Investors Trust, an open-end, diversified investment company that was organized as a Maryland corporation on May 5, 1993. That Fund offers Primary Class shares, and following the
Reorganization will also offer Institutional Class shares and Financial Intermediary Class shares.

      Bartlett Basic Value Fund is a series of Bartlett Capital Trust, an open-end, diversified investment company that was established as a business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 31, 1982. That Fund currently offers three classes of shares:
Class A shares, Class C shares, and Class Y shares.

      Neither  Bartlett  Capital Trust nor  Investors  Trust is required to (nor
does  it)  hold  annual   shareholder   meetings.   Neither  Fund  issues  share
certificates.

INVESTMENT ADVISER

      Bartlett, a wholly owned subsidiary of Legg Mason, Inc., currently serves as the investment adviser to both Bartlett Basic Value Fund and Legg Mason Balanced Trust, and Fund Adviser serves as manager for both Funds. Fund Adviser and Bartlett, respectively, which are both wholly owned subsidiaries of Legg Mason, Inc., have been providing investment management and advisory services to Legg Mason Balanced Trust since its inception. Fund Adviser acts as manager or adviser to investment companies with aggregate assets of over [$23 billion]. Bartlett has assets of about [$55 million] under management.

      Bartlett Basic Value Fund pays Bartlett a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly at the annual rate of 0.75% of Bartlett Basic Value Fund's net assets. Bartlett has agreed to waive fees until April 30, 2001 to the extent that the Fund's expenses exceed the following annual rates of average daily net assets: Class A - 1.15%, Class C - 1.90% and Class Y - 0.90%. If the Reorganization is not approved by Bartlett Basic Value Fund shareholders, Bartlett does not expect to continue to waive fees after April 30, 2001, and Fund expenses could be higher.

      The management fees charged to Legg Mason Balanced Trust by Fund Adviser are the same as the fees paid by Bartlett Basic Value Fund to Bartlett. Fund Adviser serves as the manager of Legg Mason Balanced Trust and receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of the Fund's average daily net assets. Fund Adviser pays Bartlett a monthly fee of 66 2/3% of the fee it receives from the Fund, net of any waivers by Fund Adviser. For the fiscal year ended March 31, 2000, Bartlett received $227,716 in advisory fees with respect to Legg Mason Balanced Trust. Fund Adviser has voluntarily agreed to waive its fees, to the extent that Legg Mason Balanced Trust's total annual operating expenses attributable to Primary Class, Institutional Class, and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 1.85%, 1.10%, and ___% of the Fund's average daily net assets attributable to that particular class, respectively until August 1, 2001. For the fiscal year ended March 31, 2000, Legg Mason Balanced Trust paid advisory fees to Fund Adviser (prior to fees waived) of $355,804. For the fiscal year ended March 31, 2000, $14,212 in advisory fees were waived by Fund Adviser.

DISTRIBUTOR

      Bartlett Basic Value Fund's distributor, Legg Mason Financial Partners, Inc., and Legg Mason Balanced Trust's distributor, Legg Mason Wood Walker, Inc. ("Legg Mason"), are both wholly owned subsidiaries of Legg Mason, Inc. Legg Mason will continue to distribute shares of Balanced Trust after the Reorganization. The access to Legg Mason's vastly larger marketing resources, among other things, could enable the combined Fund to be serviced and marketed more efficiently, which could result in a future increase in assets and shareholders.

      Legg Mason acts as distributor of Legg Mason Balanced Trust's shares pursuant to an Underwriting Agreement with Investors Trust. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

      Legg Mason Balanced Trust has adopted a Distribution and Shareholder Services Plan ("Plan") pertaining to Primary Class shares ("Primary Class Plan") and a Plan pertaining to Financial Intermediary Class shares ("Financial
Intermediary Class Plan"). Each Plan, among other things, permits the Fund to pay Legg Mason, from assets attributable to the Fund's Primary Class shares or Financial Intermediary Class shares, fees for its services related to sales and distribution of Primary Class shares or Financial Intermediary Class shares, respectively, and the provision of ongoing services to holders of those shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses all with respect to the class of shares paying the fee only.

      As compensation for its services and expenses, pursuant to the Primary Class Plan, Legg Mason receives from Legg Mason Balanced Trust an annual distribution fee equivalent to 0.50% of its average daily net assets attributable to Primary Class shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares in accordance with the Primary Class Plan.

      As compensation for its services and expenses, Legg Mason Balanced Trust can pay Legg Mason an annual distribution and service fee of up to 0.40% of its average daily net assets attributable to Financial Intermediary Class shares in accordance with the Financial Intermediary Class Plan (although the directors to date have approved payments of only 0.25% of average net assets). The distribution and service fees are calculated daily and paid monthly.

      Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

OTHER FUND SERVICE PROVIDERS

      The Funds have the same transfer and shareholder servicing agent (Boston Financial Data Services) and the same custodian (State Street Bank and Trust Company). Upon completion of the Reorganization, those entities will continue to provide services to the combined Fund. The independent accountants for Bartlett Basic Value Fund are PricewaterhouseCoopers LLP. Ernst & Young LLP, the independent auditors for Legg Mason Balanced Trust, will continue to serve the combined Fund.

FUND DIRECTORS AND OFFICERS

      Investors Trust's directors will continue to serve in that capacity for the reorganized Fund. For a complete description of the directors and officers of Investors Trust, including a description of each director's principal occupation for the past five years and compensation paid to each director, see the January 21, 2001, Investors Trust Statement of Additional Information for Legg Mason Balance Trust, incorporated by reference into the Reorganization Statement of Additional Information.

OPERATIONS OF LEGG MASON BALANCED TRUST FOLLOWING THE REORGANIZATION

      As indicated above, Bartlett believes that the two Funds are essentially compatible in terms of their investment objectives, policies, strategies and limitations. It is also anticipated that at least a majority of current assets held by Bartlett Basic Value Fund will be retained by Legg Mason Balanced Trust following the Reorganization. Accordingly, the Reorganization would not result in material brokerage or other transactional costs or the realization of a significant amount of net capital gains as a result of the disposition of portfolio securities. Bartlett Basic Value Fund will sell most, if not all, of any assets that may not be held by Legg Mason Balanced Trust. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by Legg Mason Balanced Trust. The possible need for Bartlett Basic Value Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in its realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Bartlett Basic Value Fund's realizing gains that would not otherwise have been realized, which would be included in a distribution to its shareholders just prior to the Reorganization. In any event, those sales of assets and any new purchases will involve brokerage and other transactional expenses to Bartlett Basic Value Fund.

PERFORMANCE

      Legg Mason Balanced Trust has three authorized classes of shares: Primary Class shares, Institutional Class shares and Financial Intermediary Class shares. Institutional Class and Financial Intermediary Class shares have been authorized but not issued; the information provided below is for Primary Class shares. Each class is subject to different expenses. The information below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

                Legg Mason Balanced Trust Primary Class Shares -
          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

             [Bar chart with the following values to be inserted]

                    CALENDAR YEAR                    TOTAL RETURN
                    -------------                    ------------
                         1997                            18.71%
                         1998                             5.60%
                         1999                            -1.37%
                         2000                             _.___%

Total return as of December 31, 2000 is ____%.

                               QUARTER ENDED              TOTAL RETURN

    Best quarter                                                %
    Worst quarter                                               %

      Set forth below are the average annual total returns for the periods indicated for the two Funds, by class. The tables also compare each Fund's returns to returns of a broad-based market index, which is unmanaged and therefore, does not include any sales charges or expenses. Past performance is not a guarantee of future results.


                            LEGG MASON BALANCED TRUST


                                     Primary         Institutional     Financial Intermediary                  S&P 500
                                   Class Shares       Class Shares        Class Shares                          Index
                                   ------------       ------------        ------------                          -----

1 Year Ended December 31, 2000          _.__%             n/a                     n/a                           _.__%

3 Years Ended December 31,              _.__%             n/a                     n/a                           _.__%
2000

Life of Class                           _.__%(a)          n/a(b)                  n/a(b)                        _.__%


                            BARTLETT BASIC VALUE FUND

                                                 Class A            Class C          Class Y        S&P 500
                                                 Shares             Shares           Shares          Index
                                                 ------             ------           ------          -----
1 Year Ended December 31, 2000                      .  %*/             .  %             .  %            .  %
                                                 --- --             --- --           --- --          --- --
                                                    .  %
                                                 --- --
3 Years Ended December 31, 2000                     .  %*/             .  %             .  %            .  %
                                                 --- --             --- --           --- --          --- --
                                                    .  %
                                                 --- --
5 Years Ended December 31, 2000                     .  %*/             n/a              n/a             .  %
                                                 --- --                                              --- --
                                                    .  %
                                                 --- --
Life of Class                                       .  %*/             .  %(d)          .  %(e)   A:    .  %(c)
                                                 --- --             --- --           --- --           -----
                                                    .  %(c)                                       C:    .  %(d)
                                                 --- --                                               -----
                                                                                                        .
                                                                                                  Y:  -----%(a)

* The first number reflects the total return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second number reflects return information including the sales charge.

(a) Inception Date - October 1, 1996.
(b) As of the date of this prospectus/proxy statement, Institutional Class shares and Financial Intermediary Class shares of Legg Mason Balanced Trust have been authorized but not issued.
(c) Inception Date - May 5, 1983. Index returns are for April 29, 1983 to December 31, 2000.
(d) Inception Date - September 12, 1997. Index returns are for September 12, 1997 to December 31, 2000.
(e) Inception Date - August 15, 1997. Index returns are for August 15, 1997 to December 31, 2000.


PURCHASES AND REDEMPTIONS

      PURCHASES. Bartlett Basic Value Fund Class A and Class C shares, and Legg Mason Balanced Trust Primary Class shares may be purchased through brokers affiliated with Legg Mason, through unaffiliated brokers that have entered into an agreement with Legg Mason, or through automatic investment plans. Bartlett

Basic Value Fund Class Y shares, Legg Mason Balanced Trust Institutional Class shares and Legg Mason Balanced Trust Financial Intermediary Class shares each may be purchased by qualified institutional investors either directly from that Fund's distributor or through an institutional intermediary. Shares of each Fund are sold on a continuous basis at a price based on the net asset value ("NAV") per share next determined after receipt of a purchase order in good form (plus any front-end sales charge applicable to Class A shares). Purchase orders received before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) will be processed at the Fund's net asset value as of the close of the Exchange on that day, plus any sales charge. Orders received after the close of the Exchange will be processed at the Fund's net asset value (plus any applicable sales charge) as of the close of the Exchange on the next day that the Exchange is open. For a more complete discussion of share purchases, see the "How to Invest" sections in the Bartlett Basic Value Fund Prospectuses, and in the Legg Mason Balanced Trust Prospectuses.

      REDEMPTIONS. Shares of all classes of both Funds may be redeemed by telephone, by mail, or by the Funds' Systematic Withdrawal Plan. Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received. For Bartlett Basic Value Fund, a CDSC of 1% of the shares' NAV at the time of purchase or sale, whichever is less, may be charged on redemptions made within one year of the purchase date of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. Normally, proceeds from redemptions of Class A, C and Y shares of Bartlett Basic Value Fund will settle in customers' brokerage accounts two business days after the trade date. Proceeds from redemptions of Primary Class shares of Legg Mason Balanced Trust will generally be received by customers within a week. Payment of the proceeds of redemption of Legg Mason Balanced Trust Institutional Class shares and Financial Intermediary Class shares normally will be made by wire one business day after receipt of a redemption request in good order. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of that Fund's investment adviser, the Fund could be adversely affected by immediate payment. For a more complete discussion of share redemption procedures, see "How to Sell Your Shares" sections in the Bartlett Basic Value Fund Prospectuses and in the Legg Mason Balanced Trust Prospectuses.

      Redemptions of Bartlett Basic Value Fund shares may be effected through the Closing Date.

EXCHANGES

      Primary Class shares of Legg Mason Balanced Trust may be exchanged for the corresponding class of shares of any of the other Legg Mason Funds, provided these funds are eligible for sale in your state of residence. Financial Intermediary Class and Institutional Class shares of Legg Mason Balanced Trust may be exchanged for shares of Legg Mason Cash Reserve Trust or the corresponding class of shares of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence. (Not all Legg Mason Funds have Financial Intermediary Class and Institutional Class shares.) Shares of Bartlett Basic Value Fund may be exchanged for the corresponding class of shares of the other Bartlett Fund or Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. For a more complete discussion of Bartlett Basic Value Fund's exchange policies, see "Services for Investors" in the Bartlett Basic Value Fund prospectuses. For a more complete discussion of Legg Mason Balanced Trust's exchange policies, see "Services for Investors - Exchange Privilege" in the Legg Mason Balanced Trust Prospectuses.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund earns investment income in the form of dividends on investments, and Legg Mason Balanced Trust earns interest on fixed income investments substantially all of which is distributed in the form of dividends to its shareholders. Each Fund declares and pays dividends from net investment income on a quarterly basis. Dividends are automatically reinvested in the same class of shares of the distributing Fund unless otherwise requested.

      Each Fund also realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has capital gain net income. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at the end of the taxable year in which the gains are realized. Capital and foreign currency gain distributions are automatically reinvested in the same class of shares of the distributing Fund on the payable date unless otherwise requested.

      On or immediately before the Closing Date, Bartlett Basic Value Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, through that date and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

      The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations," below. If Bartlett Basic Value Fund sells securities prior to the Closing Date, there may be net recognized gains or losses to that Fund. Any net recognized gains would increase the amount of any distribution made to shareholders of Bartlett Basic Value Fund prior to the Closing Date.

                      COMPARISON OF PRINCIPAL RISK FACTORS

      An investment in Legg Mason Balanced Trust is subject to specific risks arising from the types of securities in which the Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Fund will meet its investment objective; investors could lose money by investing in the Fund. As with all mutual funds, an investment in either of these Funds is not insured by or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because Bartlett Basic Value Fund's investment objective and policies are similar to those of Legg Mason Balanced Trust, an investment in Legg Mason Balanced Trust is subject to many of the same specific risks as an investment in Bartlett Basic Value Fund but is also subject to the risk associated with investing in fixed income securities because at least 25% of its assets will be invested in such securities. The principal specific risks associated with investing in Legg Mason Balanced Trust include:

      MARKET RISK. Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock.

      VALUE STYLE RISK. The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

      Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

      INVESTMENT MODELS. The proprietary models used by the advisers to evaluate securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

      INTEREST RATE AND CREDIT RISK OF DEBT SECURITIES. Debt securities are subject to interest rate risk, which is the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

      Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

      Debt securities rated BBB/Baa or better, and unrated securities considered by the Fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, which the Fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

      CALL RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

      SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the Fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

      The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

      The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement.

      The Reorganization Plan provides for (a) the acquisition by Legg Mason Balanced Trust on the Closing Date of all the assets of Bartlett Basic Value Fund in exchange solely for Legg Mason Balanced Trust shares and the assumption by Legg Mason Balanced Trust of all of Bartlett Basic Value Fund's liabilities and (b) the distribution of those Legg Mason Balanced Trust shares to the shareholders of Bartlett Basic Value Fund.

      The assets of Bartlett Basic Value Fund to be acquired by Legg Mason Balanced Trust include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Bartlett Basic Value Fund's books, and all other property owned by Bartlett Basic Value Fund. Legg Mason Balanced Trust will assume all of Bartlett Basic Value Fund's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that Bartlett Basic Value Fund will use its best efforts to discharge all of its known liabilities before the Closing Date. Legg Mason Balanced Trust will deliver its shares to Bartlett Basic Value Fund, which will distribute the shares to Bartlett Basic Value Fund's shareholders.

      The value of Bartlett Basic Value Fund's assets to be acquired by Legg Mason Balanced Trust and the NAV per share of the Legg Mason Balanced Trust shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Bartlett Basic Value Fund's net value shall be the value of its assets to be acquired by Legg Mason Balanced Trust, less the amount of its liabilities, as of the Valuation Time.

      On, or as soon as practicable after, the Closing Date, Bartlett Basic Value Fund will distribute the Legg Mason Balanced Trust shares it receives PRO RATA to its shareholders of record as of the effective time of the Reorganization, so that each Bartlett Basic Value Fund shareholder will receive a number of full and fractional Legg Mason Balanced Trust shares of the corresponding class equal in aggregate value to the shareholder's holdings in Bartlett Basic Value Fund (I.E., the account for a shareholder of Class A, Class C or Class Y shares of Bartlett Basic Value Fund will be credited with the respective PRO RATA number of Financial Intermediary Class, Primary Class or Institutional Class shares, respectively, of Legg Mason Balanced Trust due that shareholder). Bartlett Basic Value Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of Legg Mason Balanced Trust in the names of Bartlett Basic Value Fund shareholders and by transferring to those accounts the shares previously credited to the account of Bartlett Basic Value Fund on those books. Fractional shares in Legg Mason Balanced Trust will be rounded to the third decimal place.

      Because Legg Mason Balanced Trust shares will be issued at NAV in exchange for the net assets of Bartlett Basic Value Fund, the aggregate value of Legg Mason Balanced Trust shares issued to Bartlett Basic Value Fund shareholders will equal the aggregate value of Bartlett Basic Value Fund shares. The NAV per share of each class of Legg Mason Balanced Trust will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

      Any transfer taxes payable upon the issuance of Legg Mason Balanced Trust shares in a name other than that of the registered Bartlett Basic Value Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Bartlett Basic Value Fund to a public authority will continue to be its responsibility until it is dissolved.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of shareholders of either Fund.

      All costs of either Fund pertaining to the Reorganization will be borne by Legg Mason or one of its affiliates.

REASONS FOR THE REORGANIZATION

      Bartlett Basic Value Fund assets have declined substantially over the past three year period ending December 31, 2000 from approximately [$119] million to [$53 million.] During that same time period, Legg Mason Balanced Trust's assets increased from [$18 million] to [$37 million] and the Legg Mason Family of Funds has grown to over [$23 billion]. The Reorganization is being proposed because of the anticipated benefits by merging into a Fund with a similar investment objective and policies that also can provide better prospects for economies of scale, I.E., lower cost, for each class of shares and whose past performance generally has been better.

      In approving the Reorganization, the Board of Bartlett Basic Value Fund, including a majority of its Independent Trustees, considered a number of factors, including the following:

      (1) the compatibility of the Funds' investment objectives, policies and restrictions and the compatibility of the assets being acquired to those already held by Legg Mason Balanced Trust;

      (2)   the effect of the Reorganization on expected investment performance;

      (3) the effect of the Reorganization on the expense ratio of each class of the Fund relative to its current expense ratio;

      (4)   the  costs  to  be   incurred  by  the  Fund  as  a  result  of  the
            Reorganization, which will be borne by Legg Mason or one of its affiliates;

      (5)   the tax consequences of the Reorganization;

      (6)   possible alternatives to the Reorganization; and

      (7)   the  potential   benefits  of  the  transaction  to  other  persons,
            including Bartlett, Fund Adviser, Legg Mason, and Legg Mason Financial Partners, Inc. ("LMFP").

      The Reorganization was recommended to the Board of Bartlett Capital Trust by Bartlett and LMFP at a meeting held on October 30, 2000. In considering the Reorganization, the Board especially noted the fact that over the past few years the Bartlett Basic Value Fund has continued to lose assets and has not substantially improved its performance. The Board also considered Bartlett's advice that the Reorganization should provide experienced portfolio management and a lower cost structure for shareholders.

      The Board also noted that the Reorganization will also generate possible tax costs to shareholders caused by gains realized on the portfolio realignment. Nevertheless, given the long-term benefits, including the expense savings to shareholders and potential investment performance advantages, the Board, as well as Bartlett and LMFP, believe that the Reorganization would be in the best interests of the Fund and its shareholders.

DESCRIPTION OF SECURITIES TO BE ISSUED

      Investors Trust is registered with the SEC as an open-end management investment company. It has authorized capital stock (par value $0.001 per share), including 625,000,000 shares allocated to Legg Mason Balanced Trust, of which 375,000,000 shares are allocated to Primary Class shares, 125,000,000 shares are allocated to Institutional Class shares, and 125,000,000 shares are allocated to Financial Intermediary Class shares. Shares of Legg Mason Balanced Trust entitle their holders to one vote per full share and fractional votes for fractional shares held.

      Legg Mason Balanced Trust does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or Investors Trust's Articles of Incorporation or Bylaws, or at their discretion.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of Bartlett Basic Value Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Bartlett Basic Value Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

      The exchange of Bartlett Basic Value Fund's assets for Legg Mason Balanced Trust shares and Legg Mason Balanced Trust's assumption of Bartlett Basic Value Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code. The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that -

            (1) Legg Mason Balanced Trust's acquisition of Bartlett Basic Value Fund's assets in exchange solely for Legg Mason Balanced Trust shares and Legg Mason Balanced Trust's assumption of Bartlett Basic Value Fund's liabilities, followed by Bartlett Basic Value Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Bartlett Basic Value Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            (2) Bartlett  Basic Value Fund will recognize no gain or loss on the transfer to Legg Mason Balanced Trust of its assets in exchange solely for Legg Mason Balanced Trust shares and Legg Mason Balanced Trust's assumption of Bartlett Basic Value Fund's liabilities or on the subsequent distribution of those shares to Bartlett Basic Value Fund's shareholders in constructive exchange for their Bartlett Basic Value Fund shares;

            (3) Legg Mason Balanced Trust will recognize no gain or loss on its receipt of the transferred assets in exchange solely for its shares and its assumption of Bartlett Basic Value Fund's liabilities;

            (4) Legg Mason Balanced Trust's basis in the transferred assets will be the same as the basis therein in Bartlett Basic Value Fund's hands immediately before the Reorganization, and Legg Mason Balanced Trust's holding period for those assets will include Bartlett Basic Value Fund's holding period therefor;

            (5) A Bartlett Basic Value Fund shareholder will recognize no gain or loss on the constructive exchange of all its Bartlett Basic Value Fund shares solely for Legg Mason Balanced Trust shares pursuant to the Reorganization; and

            (6) A Bartlett Basic Value Fund shareholder's aggregate basis in the Legg Mason Balanced Trust shares it receives in the Reorganization will be the same as the aggregate basis in its Bartlett Basic Value Fund shares it constructively surrenders in exchange for those Legg Mason Balanced Trust shares, and its holding period for those Legg Mason Balanced Trust shares will include its holding period for those Bartlett Basic Value Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

      The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Bartlett Basic Value Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of Bartlett Basic Value Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

      The following table shows the capitalization (unaudited) of each Fund as of September 30, 2000, and on a PRO FORMA combined basis as of September 30, 2000, giving effect to the Reorganization (amounts are in thousands):

                                                      Bartlett                    Legg Mason                 Pro Forma
                                                     Basic Value                Balanced Trust                Combined
                                               ------------------------      ---------------------      ---------------------

Net Assets

            Class A/Financial Intermediary      $         51,574,611          $              --          $       51,574,611
            Class C/Primary                                  747,480          $      36,509,467          $       37,256,947
            Class Y/Institutional(A)            $             62,987          $              --          $           62,987
                                               ------------------------      ---------------------      ---------------------
            Total                               $         52,685,078          $      36,509,467          $       89,194,545
                                               ========================      =====================      =====================



                                       19

Net Asset Value Per Share

            Class A/Financial Intermediary      $              13.66                       N/A           $           12.20
            Class C/Primary                     $              13.43          $            12.20         $           12.20
            Class Y/Institutional(A)            $              13.63                       N/A           $           12.20

Shares Outstanding



            Class A/Financial Intermediary                 3,776,018                         --                  4,227,427
            Class C/Primary                                   55,657                   2,993,322                 3,054,591
            Class Y/Institutional(A)                          26,629                         --                     29,753

(A) Formerly Navigator Class

ADDITIONAL INFORMATION ABOUT LEGG MASON BALANCED TRUST -  FINANCIAL HIGHLIGHTS

      The table below provides selected per share data and ratios for one share of Legg Mason Balanced Trust for each of the periods shown. This information is supplemented by the financial statements and accompanying notes in Legg Mason Balanced Trust's Annual Report to Shareholders for the fiscal year ended March 31, 2000 and in Legg Mason Balanced Trust's Semi-Annual Report to Shareholders for the period ended September 30, 2000. The financial highlights for fiscal years ended March 31, 2000 and earlier shown below have been audited by Ernst & Young LLP, independent auditors, whose report is included in the Annual Report to Shareholders.

                                      LEGG MASON BALANCED TRUST

                                                                           Income from
                                                                      Investment Operations
                                                   --------------------------------------------------------
                                                                          Net Realized &
                                                                          Unrealized Gain        Total From
                              Net Asset Value,       Net Investment          (Loss) On           Investment
                              Beginning of Year      Income (a)            Investments           Operations
                              -----------------    -----------------       ------------          ----------

PRIMARY CLASS

Six Months Ended
   September 30, 2000*       $       12.20        $         .08 (a)     $        (.03)       $        .05
Years Ended March 31,
   2000                              11.98                  .20 (a)               .33                 .53
   1999                              12.62                  .22 (a)              (.56)               (.34)
   1998                              10.16                  .21 (a)              2.58                2.79
   1997 (b)                          10.00                  .09 (a)               .11                 .20


                                       20

                                                                   Distributions
                              ---------------------------------------------------------------------------------------
                                            In Excess      From Net
                               From Net      of Net     Realized Gain                            Net Asset
                              Investment   Investment         on               Total            Value, End of
                                Income       Income      Investments        Distribution            Year
                                ------       ------      -----------        ------------            ----

PRIMARY CLASS

Six Months Ended
   September 30, 2000*       $    (.05)  $        --     $      --           $      (.05)   $        12.20
Years Ended March 31,
   2000                           (.27)         (.04)           --                  (.31)            12.20
   1999                           (.19)           --          (.11)                 (.30)            11.98
   1998                           (.21)           --          (.12)                 (.33)            12.62
   1997 (b)                       (.04)           --            --                  (.04)            10.16


                                      LEGG MASON BALANCED TRUST

                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
                                                                Net Investment
                                                Expenses to      Income to        Portfolio          Net Assets,
                              Total Return      Average Net      Average Net      Turnover Rate      End of Period
                                  (%)          Assets (%) (a)   Assets (%) (a)         (%)        (thousands -- $)
                                  ---          --------------   --------------         ---        ----------------
PRIMARY CLASS

Six Months Ended
   September 30, 2000*             .41 (c)        1.85 (a) (d)       1.26 (a) (d)       34.9 (d)        36,509
Years Ended March 31,
   2000                           4.53            1.85 (a)           1.67 (a)           58.0            37,026
   1999                          (2.69)           1.85 (a)           1.96 (a)           50.0            55,900
   1998                          27.80            1.85 (a)           2.08 (a)           34.5            47,761
   1997 (b)                       2.02 (c)        1.85 (a) (d)       2.52 (a) (d)        5.1 (d)        17,948


(a) Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2000, 2.09%; for the years ended March 31, 2000, 1.88%; 1999, 1.90%; 1998, 2.14%; and for the period from
       October 1, 1996 (commencement of operations) to March 31, 1997, 3.03%.

(b)    For the period October 1, 1996  (commencement of operations) to March 31,
       1997.

(c)    Not annualized.

(d)    Annualized.

* Unaudited financial information for the period April 1, 2000 to September 30, 2000.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                   THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                          -------------------------

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

      Investors Trust and Bartlett Capital Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding Investors Trust and Bartlett Capital Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

LEGAL MATTERS

      Certain legal matters in connection with the issuance of Legg Mason Balanced Trust shares as part of the Reorganization will be passed upon by Legg Mason Balanced Trust's counsel, Kirkpatrick & Lockhart LLP.

EXPERTS

      The audited financial statements of Legg Mason Balanced Trust, incorporated by reference into the Reorganization Statement of Additional Information and incorporated by reference or included in its Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors for Legg Mason Balanced Trust. The audited financial statements of Bartlett Basic Value Fund, incorporated by reference into the Reorganization Statement of Additional Information and incorporated by reference or included in its Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for Bartlett Basic Value Fund. The report of Ernst & Young LLP is included in the Annual Report to Shareholders for the fiscal year ended March 31, 2000 for Legg Mason Balanced Trust and the report of PricewaterhouseCoopers LLP is included in the Annual Report to Shareholders for the fiscal year ended December 31, 1999 for Bartlett Basic Value Fund. The financial statements audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, respectively, have been incorporated by reference into the Reorganization Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

      The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of ______ __, 2001 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

                           LEGG MASON BALANCED TRUST

                                  NATURE OF
NAME AND ADDRESS                  OWNERSHIP       AMOUNT       PERCENT
----------------                  ---------       ------       -------















                           BARTLETT BASIC VALUE FUND

                                 NATURE OF
NAME AND ADDRESSED               OWNERSHIP        AMOUNT       PERCENT
------------------               ---------        ------       -------

                                   APPENDIX B

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _____________ __, 2001, between BARTLETT CAPITAL TRUST, a Massachusetts business trust ("Trust"), on behalf of Bartlett Basic Value Fund, a segregated portfolio of assets ("series") thereof ("Target"), and LEGG MASON INVESTORS TRUST, INC., a Maryland corporation ("Corporation"), on behalf its Legg Mason Balanced Trust series ("Acquiring Fund"). (Target and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Trust and Corporation are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Corporation on behalf of Acquiring Fund and by Trust on behalf of Target.

         The Investment  Companies wish to effect a reorganization  described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock of Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

         The Target Shares are divided into three classes, designated Class A, Class C, and Class Y shares ("Class A Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). The Acquiring Fund Shares also are divided into three classes, designated Financial Intermediary Class, Primary Class, and Institutional Class shares ("Financial Intermediary Class Acquiring Fund Shares," "Primary Class Acquiring Fund Shares," and "Institutional Class Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Target Shares -- Class A Target Shares correspond to Financial Intermediary Class Acquiring Fund Shares, Class C Target Shares correspond to Primary Class Acquiring Fund Shares, and Class Y Target Shares correspond to Institutional Class Acquiring Fund Shares -- except that Class C Target Shares are subject to a contingent deferred sales charge, while Primary Class Acquiring Fund Shares are not subject to such a charge.

         In consideration of the mutual promises contained herein, the parties agree as follows:

1.       PLAN OF REORGANIZATION AND TERMINATION

         1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

               (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Financial Intermediary Class Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Financial Intermediary Class Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Primary Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Primary Class Acquiring Fund Share (as so computed), and (iii) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of an Institutional Class Acquiring Fund Share (as so computed), and

               (b)  to  assume  all  of   Target's    liabilities  described  in
         paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

         1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

         1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such

Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Financial Intermediary Class Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Primary Class Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Institutional Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.       VALUATION

         2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectuses and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectuses and SAI.

         2.3. All computations pursuant to paragraph 2.1 shall be made by or under the direction of Bartlett & Co. All computations pursuant to paragraph 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc. ("LMFA").

3.       CLOSING AND EFFECTIVE TIME

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Corporation's principal office on or about March 30, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3. Trust shall deliver to Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder, all as of the Effective Time, certified by Trust's Secretary or Assistant Secretary. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other party or its counsel reasonably requests.

         3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1.  Target represents and warrants as follows:

               4.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its

         Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

               4.1.2.  Trust  is  duly   registered  as an  open-end  management
         investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

               4.1.3. Target is a duly established and designated series of Trust;

               4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

               4.1.5. Target's current prospectuses and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;

               4.1.7. Except as otherwise disclosed in writing to and accepted by Corporation, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

               4.1.8. Except as otherwise disclosed in writing to and accepted by Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

               4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

               4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

               4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Corporation on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

               4.1.12. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein;

               4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Trust's financial statements referred to in paragraph 4.1.19 and Liabilities incurred by Target in the ordinary course of its business subsequent to June 30, 2000, or otherwise disclosed to Corporation, none of which has been materially adverse to the business, assets, or results of Target's operations;

               4.1.14. Target is a "fund" as defined in section 851(g)(2) of the the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

               4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

               4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

               4.1.17. During the five-year period ending at the Effective Time,
         (a) neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares (other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

               4.1.18. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended December 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

               4.1.19. Trust's audited financial statements for the year ended December 31, 1999, and unaudited financial statements for the six months ended June 30, 2000, to be delivered to Corporation, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended.

         4.2.  Acquiring Fund represents and warrants as follows:

               4.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

               4.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

               4.2.3. Acquiring Fund is a duly established and designated series of Corporation;

               4.2.4.  No   consideration   other  than  Acquiring  Fund  Shares
         (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

               4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

               4.2.6. Acquiring Fund's current prospectuses and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;

               4.2.8.  Except   as   otherwise   disclosed  in  writing  to  and
         accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Corporation's knowledge) threatened against Corporation with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

               4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors (together with Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

               4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Corporation's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

               4.2.11. On the  effective  date of  the  Registration  Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

               4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

               4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor is there any plan or intention for Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of Acquiring Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act;

               4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

               4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

               4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

               4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

               4.2.18. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Fund Shares;

               4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended March 31, 2000, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

               4.2.20. Corporation's financial statements for the year ended March 31, 2000, and unaudited financial statements for the six months ended September 30, 2000, to be delivered to Trust, fairly represent Acquiring Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

               4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

         4.3.  Each Fund represents and warrants as follows:

               4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

               4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

               4.3.3.  The   Shareholders  will pay their own expenses,  if any,
         incurred in connection with the Reorganization;

               4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

               4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

               4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the
         Code) will be included as assets held thereby immediately before the Reorganization;

               4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

               4.3.8. Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

               4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"); and

               4.3.10 The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.17, 4.2.13, and 4.2.18 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

5.       COVENANTS

         5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that:

               (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

               (b) each  Fund  will  retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

         5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders' Meeting").

         5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         5.4. Target covenants that it will assist Corporation in obtaining information Corporation reasonably requests concerning the beneficial ownership of Target Shares.

         5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Corporation at the Closing.

         5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

         5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

         5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.       CONDITIONS PRECEDENT

         Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

         6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and shall have been approved by Target's shareholders in accordance with applicable law.

         6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

         6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

         6.4. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

               6.4.1. Acquiring Fund is a duly established series of Corporation, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

               6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Target, is a valid and legally binding obligation of Corporation with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

               6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

               6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;

               6.4.5. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

               6.4.6. Corporation is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

               6.4.7. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Corporation (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.5.  Corporation    shall   have  received  an   opinion  of   Counsel
substantially to the effect that:

               6.5.1. Target is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

               6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of Acquiring Fund, is a valid and legally binding obligation of Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

               6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Target) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

               6.5.4. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

               6.5.5.  Trust  is  registered   with   the   SEC as an investment
         company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

               6.5.6. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

               6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

               6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

               6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

               6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

               6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis for its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.       BROKERAGE FEES AND EXPENSES

         7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by LMFA or one of its affiliates.

8.       ENTIRE AGREEMENT; NO SURVIVAL

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.       TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

         9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 29, 2001; or

         9.2.  By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors/trustees or officers of either Investment Company, to the other Fund.

10.      AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.      MISCELLANEOUS

         11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 The parties acknowledge that Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Targets' assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

         11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                            BARTLETT CAPITAL TRUST,
                                             on behalf of its series,
                                             Bartlett Basic Value Fund


                                            By:
                                               ---------------------------------
                                                  Marie K. Karpinski
                                                  Vice President




                                            LEGG MASON INVESTORS TRUST, INC.,
                                             on behalf of its series,
                                             Legg Mason Balanced Trust


                                            By:
                                               ---------------------------------
                                                  Marie K. Karpinski
                                                  Vice President

                                   APPENDIX C
                                   ----------

Legg Mason Balanced Trust
Portfolio Managers' Comments, 3/31/00


INVESTMENT RESULTS

        Cumulative results for the Balanced Trust for the periods ended March 31, 2000, are listed below, along with those of some representative benchmarks:

                                                                          Life
                                     3 Months           1 Year         of Class*
                                     --------           ------         --------

Balanced Trust                        +3.30%            +4.53%          +32.62%
Lipper Balanced Fund Index            +2.98%           +10.45%          +64.06%
S&P 500 Stock Composite Index         +2.29%           +17.94%         +130.00%
Lehman Intermediate Government/
    Corporate Bond Index              +1.50%            +2.09%          +22.10%

------------

*  The Balanced Trust return is for the period October 1, 1996 (inception of the
   Fund) to March 31, 2000. Index returns are for the period September 30, 1996 to March 31, 2000.

EQUITIES

        While our equity performance improved nicely during the first quarter of 2000, our full fiscal year results still lagged the S&P 500 Index by a substantial margin. Until very recently, the equity market was paced almost exclusively by technology companies. Though our companies generally delivered solid business results throughout the last year, with excellent growth in earnings and cash flow, many stocks underperformed as investors shunned value stocks in sectors like manufacturing, financial services, and health care. The extremely "narrow" market environment was very challenging for managers who believe in diversified and value-based stock selection.

        Our guiding principle as value investors is that STOCK PRICES PARALLEL BUSINESS PERFORMANCE OVER THE LONG RUN, so we are very encouraged by the continued fundamental progress of our companies. First quarter earnings reports have been solid, and many of our companies are following up with healthy dividend increases and stock repurchase programs. We are hopeful that the nascent shift in favor of high-quality companies and away from more speculative "dot.com" stocks will continue, for such a change would favor our companies.

        For most of the first quarter of 2000, we experienced a continuation of the unusual market conditions that prevailed last year. Technology stocks soared, while the rest of the market snored. THE WALL STREET JOURNAL suggested that investors were differentiating between "Old Economy" and "New Economy" companies, and following the NASDAQ became a national pastime as this popular technology-laden index rocketed to record highs. Like many value investors, we found ourselves amazed by the popularity of unproven "dot.com" companies and the corresponding indifference toward excellent companies with solid earnings prospects.

        The extreme market conditions allowed us to buy very good companies at attractive prices during the quarter. We added to positions in EMERSON ELECTRIC, JOHNSON & JOHNSON and MCDONALD'S as these fine companies were available at very attractive relative valuations. We initiated a new position in CVS, a pharmacy retailer whose stock price had collapsed apparently in response to the disclosure of a financial scandal at Rite Aid. We felt this "guilt by association" was unwarranted, and further believed that the Rite Aid problems would allow for accelerated store expansion and market share gains by CVS. In the technology sector, we added DELL COMPUTER early in the year after the stock had been buffeted by the highly publicized Y2K impact on hardware spending. Following a severe 40% sell-off of LUCENT TECHNOLOGIES, we bought the stock. We concluded that the company was experiencing transitional problems related to new product development, challenges that seemed very manageable and unlikely to deter it from continued long-term growth as a dominant telecommunications equipment supplier.

        Companies eliminated from the portfolio during the quarter included AMR, GATX, KAYDON, POST PROPERTIES, and POTASH. We have a substantial overweighting in financial services companies, so eliminating GATX was done largely to moderate the interest rate sensitivity of the portfolio. We sold POST PROPERTIES for the same reason, though we also feared they might experience excess capacity in some of their markets, which would cause fundamental deterioration. AMR and KAYDON were disappointments, and we were pleased to reallocate funds from those sales to higher quality companies as opportunities developed.

        The equities in the Fund turned in above-market performance during the latest quarter, and this has continued so far in April. We certainly welcome the nascent shift toward blue-chip firms and away from "dot.coms," as it seems that arithmetic has supplanted optimism in the evaluation of companies. Value investors were being fitted for dunce caps earlier this year, but the resurgence of quality companies over more speculative fare has prompted a reassessment.

        We continue to be guided by the conviction that stock prices ultimately parallel business performance. We feel very comfortable with our diversified portfolio of fine companies. They collectively show double-digit earnings and dividend growth rates, high earnings predictability, excellent financial strength and solid ROE. Yet they are currently valued - using traditional measurements like earnings and cash flow multiples - at a considerable discount to the S&P 500 Index. We feel confident that this diversified portfolio of fine companies will perform very well over the long haul, both in absolute and relative terms and on a risk-adjusted basis.

FIXED INCOME

        During the twelve months ended March 31, 2000, the fixed income portion of the Fund continued to outperform the market. This period was characterized by rising interest rates and a flattening yield curve. Our outperformance can primarily be attributed to favorable sector allocation. Specifically, the Fund was overweight in mortgage-backed securities and Treasury Inflation Index Notes
(TIPS), which were among the best performing sectors of the fixed-income market, and maintained an underweight position in intermediate corporate bonds, which was one of the poorest performing sectors. Additionally, our foray into longer-dated Treasury bonds in the first quarter of 2000 was additive to investment performance as the market came to realize the bullish significance of a reduction, and indeed possible elimination, of the longer-term bonds issued by the U.S. government.

        In our last report to shareholders dated December 31, 1999, we expressed the view that U.S. Treasury bonds were extremely cheap at current levels and that fundamentals were quite positive due to the fact that the U.S. Treasury had announced its intention to buy back $30 billion of U.S. government debt via open market purchases. Further, we felt that it was very likely that the next 12 to 18 months would produce a significant bond rally as a result of increased allocations to the fixed income sector. Little did we know that this significant rally was right around the corner and, during the past quarter, Treasury bonds with maturities in excess of ten years embarked on a swift rally that left many institutional investors, who were underweighted in Treasury securities, scrambling to readjust their portfolios. For the quarter, the Lehman

Intermediate Government/Corporate Index posted a return of 1.5%, and longer-dated bonds produced returns approaching double digits.

        I am pleased to report that, for the most part, we got it right for the quarter, as we had significant exposure to Treasury securities, both in long-term Treasury coupon bonds (which we traded in and out of during the quarter) and a significant exposure to zero coupon Treasury STRIPS, which we continue to favor. These positions, coupled with a significant position in Treasury Inflation Index bonds (TIPS), as well as underexposure to intermediate-to-long term corporate bonds, were all additive to the Fund's returns for the quarter. The only drag on performance was our exposure to mortgage pass-through securities, which underperformed significantly during this period.

        The debate about inflation rages on, with one camp believing that a sustained pattern of continued Fed tightenings will be necessary to rein in the economy, while the other camp believes that inflation will remain comparatively benign and that economic growth, in and of itself, does not have any bearing on inflation. Our inclination would be to belong to the latter camp and, although bonds are no longer as undervalued as they were earlier in the year, we continue to believe in a secular decline in interest rates that will persist for some time. In addition, with speculation in the so-called "new economy" sectors of the stock market at mania levels, it is quite possible that we could see a flight to quality due to a significant correction in the stock market. To us, the current market eerily resembles the conditions that existed in the third quarter of 1987, when stocks were overvalued and the Federal Reserve was vigorously tightening interest rates. We believe that the current inverted yield curve is not attributable solely to the expectation of a reduced supply of long-dated bonds, but rather is a classical late stage occurrence from unwarranted Federal Reserve tightening of short-term interest rates, which becomes increasingly discounted in the longer maturities of the bond market. We would point out that historically, every inverted yield curve eventually has led to a significant bond rally, and we believe that the current period will prove to be no exception.

        We are enthusiastic about the volatility that exists in the bond market, for it is exactly this type of market condition that gives rise to opportunities due to price dislocations resulting from this volatility. Whether or not we have our bets placed correctly remains to be seen; however, we are finding very compelling values in the mortgage securities market as, in most cases, these securities are trading at wider spreads than were seen in the 1998 Long-Term Capital debacle. In addition, there are two other anomalies that exist in the market at present, one of which we believe is unwarranted while the other is warranted.

        Specifically, the yield spreads on government-sponsored enterprise debt (Federal National Mortgage Association and Federal Home Loan Mortgage Association) are trading at the widest spreads in more than a decade. This is a result of recent legislation introduced in Congress that proposes to sever the implicit government guarantee that Fannie Mae and Freddie Mac have enjoyed since their creation. At issue is whether the agencies will be able to maintain their AAA credit rating if this legislation is successful in cutting the umbilical cord between the Treasury and the government agencies. At present, the debt of these agencies is trading at spreads that are normally reflective of single A or indeed even BBB credits, which is perceived to be quite attractive. While it is anyone's guess as to what the government may do, we believe it is unlikely that this legislation will pass in its present form and, if it is successful at some point, it is unlikely it will take on the draconian effect of a massive downgrade against agency securities. The other anomaly is that corporate bonds are also trading at historically wide levels. In this instance, we believe the market is more rational for two reasons: one, if the Federal Reserve is successful in slowing down the economy either through tightening or through inducing a stock market decline, the best earnings of the cycle will be behind corporate issuers, which normally is an environment that leads to a slowdown or recession, which is typically accompanied by widening corporate spreads. In addition, reminiscent of the mid-eighties, we perceive there to be a high degree of event risk in the corporate market due to the fact that many of the major issuers of corporate debt are exactly the types of companies that will be prone to mergers, takeovers and/or restructurings, all three of which are seldom favorable to the bondholder. Accordingly, we will proceed with caution in the corporate bond market.

        At this point, we would characterize the overall bond market as fairly valued; however, we believe that the undervaluation in the sectors mentioned previously will allow our fixed income holdings to produce attractive total returns over the next twelve months and, regardless of whether the Fed continues tightening or not, that a year from now, we will see lower interest rates in general.

        As always, we appreciate your continued support.

James B. Hagerty, CFA
Peter A. Sorrentino, CFA
Equity Portfolio Managers

Dale H. Rabiner, CFA
Fixed Income Portfolio Manager

April 17, 2000

Legg Mason Balanced Trust
Performance Information, Primary Class

                        Cumulative          Average Annual
                       Total Return          Total Return

One Year                   +4.53%                +4.53%
Life of Class*            +32.62                 +8.40

*  Inception date:  October 1, 1996.


Comparison Line Graph Plot Points:

                                                                           Lehman Intermediate
              Balanced Trust   Lipper Balanced    Standard & Poor's 500   Government/Corporate
               Primary Class     Fund Index(1)   Stock Composite Index(2)      Bond Index(3)

10/1/96           $10,000          $10,000              $10,000                  $10,000
                   10,383           10,559               10,833                   10,306
3/31/97            10,202           10,609               11,124                   10,217
                   11,114           11,752               13,066                   10,589
                   12,026           12,507               14,044                   10,960
                   12,325           12,703               14,448                   11,311
3/31/98            13,038           13,708               16,463                   11,483
                   12,850           13,916               17,007                   11,783
                   11,941           13,111               15,315                   12,367
                   13,016           14,619               18,576                   12,383
3/31/99            12,687           14,854               19,503                   12,235
                   13,092           15,521               20,879                   12,101
                   12,343           14,878               19,573                   12,166
                   12,838           15,932               22,485                   12,117
3/31/00            13,262           16,406               23,000                   12,443


--------
(1) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.
(2) An unmanaged index of widely held common stocks.
(3) The Lehman Intermediate Government/Corporate Bond Index includes government and corporate bond securities, including U.S. Government Treasury and agency securities, corporate and Yankee bonds. The index returns are market value weighted, inclusive of accrued interest, and include bonds with maturities between 1 and 10 years. The return for this Index is for the period beginning September 30, 1996.


                                                             APPENDIX D

                                       COMPARISON OF INVESTMENT OBJECTIVES AND LIMITATIONS OF
                                      BARTLETT BASIC VALUE FUND AND LEGG MASON BALANCED TRUST

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

                   INVESTMENT OBJECTIVE                                        INVESTMENT OBJECTIVE

=====================================================================================================================
Long-term capital appreciation and current income in order   Capital  appreciation
to achieve an attractive total investment return consistent
with reasonable risk.

=====================================================================================================================

                   TYPES OF INVESTMENTS                                        TYPES OF INVESTMENTS

=====================================================================================================================

Under normal conditions, the Fund invests up to 75% of its   Seeks to achieve objective by investing primarily in
assets in equity securities.  The adviser emphasizes         common stocks or securities convertible into common
dividend-paying equity securities that, in the opinion of    stocks that the adviser believes to be selling at
the adviser, offer the potential for long-term growth and    attractive prices relative to their intrinsic value.
common stocks or securities convertible into common stocks   Income is a secondary consideration.
that do not pay current dividends, but offer prospects for
capital appreciation and future income.  Stocks are
selected based on value-oriented selection criteria,         The adviser offers a bottom up, value based approach to
taking into consideration adequate portfolio                 investing in equity securities, with the goal of
diversification - by sector and by industry, as well as by   producing investment returns that are above average
equity characteristics.                                      over long-term market cycles while seeking to maintain
                                                             below average levels of risk.
=====================================================================================================================



                                                D-1

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

Fund invests at least 25% of its assets in fixed income      Fund may invest in debt securities of governmental or
securities, including, without limitation, preferred         corporate issuers.
stocks, bonds, debentures, municipal obligations, and
mortgage-related securities; certificates of deposit;
Treasury bills, notes, bonds and other obligations of the
U.S. government, its agencies and instrumentalities; high
quality commercial paper and other money market
instruments; and repurchase agreements.


Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the Fund's total assets will be invested in fixed income or convertible securities rated below BBB or Baa at the time of purchase, or comparable unrated securities.

Fund is managed as a balanced Fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities.

Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis.

=====================================================================================================================

When cash is  temporarily  available,  or for temporary      For temporary defensive purposes, Fund may invest
defensive  purposes,  Fund may invest  without limit in      without limit in money market instruments, cash
repurchase  agreements  and money  market  instruments,      equivalents, short-term government and corporate
including high-quality short-term debt securities.           obligations or repurchase agreements.

                                                       D-2

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

                   REPURCHASE AGREEMENTS                                      REPURCHASE AGREEMENTS

=====================================================================================================================

When cash is temporarily available or for temporary          Same policy
defensive purposes, Fund may invest without limit in
repurchase agreements and money market instruments,
including high quality short-term debt securities.

=====================================================================================================================

                  "UNSEASONED COMPANIES"                                      "UNSEASONED COMPANIES"

=====================================================================================================================

No stated policy                                             Fund invests only in securities  of companies  with at
                                                             least three years of operating history.

=====================================================================================================================

           OPTIONS, FUTURES AND OTHER STRATEGIES                      OPTIONS, FUTURES AND OTHER STRATEGIES

=====================================================================================================================

NON-FUNDAMENTAL LIMITATION:                                  FUNDAMENTAL LIMITATION:

Fund may invest in certain options, futures contracts,       Fund will not purchase or sell puts, calls, options
options on futures contracts, forward currency               or straddles except as described in the statement of
contracts, swaps, caps, floors, collars, indexed             additional information.
securities and other derivative instruments to attempt
to enhance its income or yield or to attempt to hedge        The statement of additional information states that
its investments.                                             the Fund may invest in certain options, futures
                                                             contracts, options on futures contracts, forward
Fund may enter into futures contracts and related            currency contracts, swaps, caps, floors, collars,
options provided that not more than 5% of its net            indexed securities and other derivative instruments
assets are required as a futures contract deposit            to attempt to enhance its income or yield or to
and/or premium; in addition, the Fund may not enter          attempt to hedge its investments.
into futures contracts or related options if, as a
result, more than 20% of the Fund's total assets would
be so invested.


=====================================================================================================================

                EMERGING MARKET SECURITIES                                  EMERGING MARKET SECURITIES

=====================================================================================================================

Fund may invest in securities of issuers based in emerging   Fund may invest in securities of issuers based in
markets.                                                     emerging markets.

Bartlett & Co. currently anticipates that Fund will not invest more than 10% of its total assets in foreign securities.


                                                       D-3

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

FORWARD COMMITMENTS, REVERSE REPURCHASE AGREEMENTS AND       FORWARD COMMITMENTS, REVERSE REPURCHASE AGREEMENTS AND
DOLLAR ROLLS                                                 DOLLAR ROLLS

=====================================================================================================================

Fund may enter into commitments to purchase securities on    Fund may purchase or sell securities on a "forward
a when-issued basis.                                         commitment" basis, including purchases in a
                                                             "when-issued" basis, a "when, as and if issued"
                                                             basis and a "to be announced" basis. Fund may invest
                                                             no more than 5% of its net assets in forward
                                                             commitments.

                                                             Fund may enter into reverse repurchase agreements
                                                             and dollar roll transactions with certain
                                                             broker/dealers and banks but may invest no more than
                                                             5% of its net assets, respectively, in such
                                                             transactions.

=====================================================================================================================

    U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES          U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

=====================================================================================================================

Fund may invest in U.S. government obligations and related   Fund may invest in U.S. government obligations and
securities                                                   related participation interests. In addition, Fund
                                                             may invest in custodial receipts that evidence
                                                             ownership of future interest payments, principal
                                                             payments or both on certain U.S. government
                                                             obligations.

=====================================================================================================================

                   MUNICIPAL OBLIGATIONS                                      MUNICIPAL OBLIGATIONS

=====================================================================================================================

Fund may invest no more than 5% of its net assets in         Same policy
municipal obligations (including participation
interests).

=====================================================================================================================

             ZERO COUPON AND PAY-IN-KIND BONDS                          ZERO COUPON AND PAY-IN-KIND BONDS
=====================================================================================================================

Fund may invest no more than 5% of its net assets in         Same policy
zero coupon bonds or pay-in-kind bonds, respectively.

=====================================================================================================================

          FLOATING AND VARIABLE RATE OBLIGATIONS                      FLOATING AND VARIABLE RATE OBLIGATIONS

=====================================================================================================================

Fund may invest no more than 5% of its net assets in         Same  policy
floating and variable rate obligations, respectively.



                                                      D-4

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

                   STRUCTURED SECURITIES                                      STRUCTURED SECURITIES

=====================================================================================================================

No stated  policy.                                            Fund may invest no more than 5% of its net assets in
                                                              structured securities which are derived from
                                                              securities that are issued by U.S. government
                                                              agencies and are denominated in U.S. dollars.

=====================================================================================================================

                MORTGAGE-RELATED SECURITIES                                MORTGAGE-RELATED SECURITIES

=====================================================================================================================

Fund may invest in mortgage-related securities,              Fund may invest no more than 5% of its net assets in
including investments made directly in mortgages             mortgage-related securities.
secured by real estate.

=====================================================================================================================

       ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES              ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

=====================================================================================================================

No stated policy.                                            Fund may invest no more than 5% of its net assets in
                                                             asset-backed securities and receivable-backed
                                                             securities.

=====================================================================================================================

               LOAN PARTICIPATION INTERESTS                                LOAN PARTICIPATION INTERESTS

=====================================================================================================================

No stated policy.                                            Fund may invest no more than 5% of its assets in loan
                                                             participation interests.


                                                       D-5

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

            FUNDAMENTAL INVESTMENT RESTRICTIONS                        FUNDAMENTAL INVESTMENT RESTRICTIONS

=====================================================================================================================

                         BORROWING                                                  BORROWING

=====================================================================================================================

Fund may not borrow money, except from banks or              Fund will not borrow money, except (a) from a bank,
through reverse repurchase agreements for temporary          provided that immediately after such borrowing there
purposes in an aggregate amount not to exceed 5% of          is an asset coverage of 300% for all borrowings of
the value of its total assets at the time of                 the Fund; or (b) from a bank or other persons for
borrowings. (Although not a fundamental policy               temporary purposes only, provided that such
subject to shareholder approval, the Fund will repay         temporary borrowings are in an amount not exceeding
any money borrowed before any portfolio securities           5% of the Fund's total assets at the time when the
are purchased).                                              borrowing is made. This limitation does not preclude
                                                             Fund from entering into reverse repurchase
                                                             transactions and dollar rolls, provided that it has
                                                             an asset coverage of 300% for all borrowings and
                                                             repurchase commitments pursuant to reverse
                                                             repurchase transactions and dollar rolls.

=====================================================================================================================

                      DIVERSIFICATION                                            DIVERSIFICATION

=====================================================================================================================

With respect to 75% of its total assets, the Fund            Fund will not purchase the securities of any issuer
may not invest more than 5% of its total assets              if such purchase at the time thereof would cause less
(taken at market value) in securities of any one             than 75% of the value of its total assets to be
issuer, other than the U.S. government, its agencies         invested in cash and cash items (including
and instrumentalities, or purchase more than 10% of          receivables), securities issued by the U.S.
the voting securities of any one issuer.                     government, its agencies or instrumentalities and
                                                             repurchase agreements with respect thereto,
                                                             securities of other investment companies, other
                                                             securities for the purposes of this calculation
                                                             limited in respect of any one issuer to an amount not
                                                             greater in value than 5% of the value of the total
                                                             assets of the Fund and to not more than 10% of the
                                                             outstanding voting securities of such issuer.



                                                        D-6

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

            ILLIQUID AND RESTRICTED INVESTMENTS                        ILLIQUID AND RESTRICTED INVESTMENTS

=====================================================================================================================

NON-FUNDAMENTAL LIMITATION:                                  FUNDAMENTAL LIMITATION:

Fund may invest up to 15% of its net assets in illiquid      Fund will not invest more than 10% of its net assets in
investments.                                                 securities for which there are legal or contractual
                                                             restrictions on resale and other illiquid securities.
=====================================================================================================================

                     SENIOR SECURITIES                                     PLEDGING; SENIOR SECURITIES

=====================================================================================================================

Fund may not issue senior securities, except as permitted    Fund will not mortgage, pledge, hypothecate or in any
under the 1940 Act.                                          manner transfer, as security for indebtedness, any
                                                             assets of the Fund except as may be necessary in
                                                             connection with borrowings described above. (Margin
                                                             deposits, security interests, liens and collateral
                                                             arrangements with respect to transactions involving
                                                             options, futures contracts, short sales and other
                                                             permitted investments and techniques are not deemed
                                                             to be a mortgage, pledge or hypothecation of assets
                                                             for purposes of this limitation.)

=====================================================================================================================

                        SHORT SALES                                                SHORT SALES

=====================================================================================================================

NON-FUNDAMENTAL LIMITATION:

Fund may not make short sales of securities or               Fund will not effect short sales of securities
maintain a short position, except that the Fund may          except as described in the Statement of Additional
sell short "against the box". This limit does not            Information.
apply to short sales and short positions in
connection with its use of options, futures                  The statement of additional information states that
contracts and options on futures contracts (Fund             the Fund may sell a security short in anticipation
does not intend to make short sales in excess of 5%          of a decline in market value of the security. The
of its net assets during the coming year).                   Fund may invest no more than 5% of its net assets in
                                                             short sales.




                                                       D-7

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

                       UNDERWRITING                                                UNDERWRITING

=====================================================================================================================
Fund may not engage in the business of underwriting          Fund will not act as underwriter of securities
the securities of other issuers except insofar as            issued by other persons. This limitation is not
the Fund may be deemed an underwriter under the 1933         applicable to the extent that, in connection with
Act in disposing of a portfolio security.                    the disposition of portfolio securities (including
                                                             restricted securities), the Fund may be deemed an
                                                             underwriter under certain federal securities laws.

=====================================================================================================================

                        REAL ESTATE                                                REAL ESTATE

=====================================================================================================================

Fund may not buy or hold any real estate; provided,          Fund will not purchase, hold or deal in real estate.
however, that instruments secured by real estate or          This limitation is not applicable to investments in
interests therein are not subject to this limitation.        securities which are secured by or represent
                                                             interests in real estate or to securities issued by
                                                             companies, including real estate investment trusts,
                                                             that invest in real estate or interests in real
                                                             estate. This limitation does not preclude the Fund
                                                             from investing in mortgage-related securities.

=====================================================================================================================

                        COMMODITIES                                                COMMODITIES

=====================================================================================================================

Fund may not purchase or sell any commodities or             Fund will not purchase, hold or deal in commodities
commodities contracts, except that the Fund may              or commodities futures contracts except as described
purchase or sell currencies, interest rate and               in the statement of additional information.
currency futures contracts, options on currencies,
securities, and securities indexes and options on            The statement of additional information stats that
interest rate and currency futures contracts.                the Fund may invest in certain options, futures
                                                             contracts, options on futures contracts, forward
                                                             currency contracts, swaps, caps, floors, collars,
                                                             indexed securities and other derivative instruments
                                                             to attempt to enhance its income or yield or to
                                                             attempt to hedge its investments.



                                                       D-8

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

                           LOANS                                                      LOANS

=====================================================================================================================

Fund may not make loans, except loans of portfolio           Fund will not make loans to other persons, except (a)
securities and except to the extent the purchase of notes,   by loaning portfolio securities, (b) by engaging in
bonds or other evidences of indebtedness, the entry into     repurchase agreements, (c) by purchasing non-publicly
repurchase agreements or deposits with banks and other       offered debt securities, or (d) through direct
financial institutions may be considered loans.              investments in mortgages.  For purposes of this
                                                             limitation, the term "loans" shall not include the
                                                             purchase of a portion of an issue of publicly
                                                             distributed bonds, debentures or other securities.

=====================================================================================================================

                  INDUSTRY CONCENTRATION                                      INDUSTRY CONCENTRATION

=====================================================================================================================

Fund may not purchase any security if, as a result           Fund will not invest 25% or more of its total assets in
thereof, 25% or more of its total assets would be invested   a particular industry.  This limitation is not
in the securities of issuers having their principal          applicable to investments in obligations issued or
business activities in the same industry.  This limitation   guaranteed by the U.S. government, its agencies and
does not apply to securities issued or guaranteed by the     instrumentalities or repurchase agreements with respect
U.S. government, its agencies and instrumentalities or       thereto.
repurchase agreements with respect thereto.

=====================================================================================================================

                          MARGIN                                                      MARGIN

=====================================================================================================================

NON-FUNDAMENTAL LIMITATION:                                  Fund will not purchase securities or evidences of
                                                             interest thereon on "margin".  This limitation is not
                                                             applicable to short term credit obtained by the Fund
Fund may not buy securities on "margin", except for          for the clearance of purchases and sales or redemption
short-term credits necessary for clearance of portfolio      of securities, or to arrangements with respect to
transactions and except that the Fund may make margin        transactions involving options, futures contracts,
deposits in connection with the use of permitted currency    short sales and other permitted investments and
futures contracts and options on currency futures            techniques (including foreign currency exchange
contracts.                                                   contracts)
=====================================================================================================================


                                                       D-9

=====================================================================================================================

                 LEGG MASON BALANCED TRUST                                  BARTLETT BASIC VALUE FUND

=====================================================================================================================

SECURITIES OF OTHER INVESTMENT COMPANIES                     SECURITIES OF OTHER INVESTMENT COMPANIES

=====================================================================================================================

NON-FUNDAMENTAL LIMITATION:                                  Fund will not invest more than 10% of its total
                                                             assets in securities of other investment companies
Fund may invest in the securities of other investment        or invest more than 5% of its total assets in
companies, but Fund will not (a) invest more than 10% of     securities of any investment company and will not
its total assets in securities of other investment           purchase more than 3% of the outstanding voting
companies; (b) invest more than 5% of its total assets in    stock of any investment company.
securities of any investment company; and (c) purchase
more than 3% of the outstanding voting stock of any
investment company.

=====================================================================================================================

                   OIL AND GAS PROGRAMS                                        OIL AND GAS PROGRAMS

=====================================================================================================================

No stated policy                                             Fund will not purchase, hold or deal in oil, gas or
                                                             other mineral explorative or development programs.

=====================================================================================================================

                          OPTIONS                                                    OPTIONS

=====================================================================================================================

No stated policy                                             Fund will not purchase or sell puts, calls, options
                                                             or straddles except as described in the Statement of
                                                             Additional Information.

                                                             The statement of additional information states that
                                                             the Fund may invest in certain options, futures
                                                             contracts, options on futures contracts, forward
                                                             currency contracts, swaps, caps, floors, collars,
                                                             indexed securities and other derivative instruments
                                                             to attempt to enhance its income or yield or to
                                                             attempt to hedge its investments.

=====================================================================================================================


                                   APPENDIX E
                                   ----------

[Name and Address]


                             BARTLETT CAPITAL TRUST
                            BARTLETT BASIC VALUE FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  March 9, 2001

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BARTLETT CAPITAL TRUST ("TRUST") and relates to a proposal with respect to the Trust and to Bartlett Basic Value Fund ("Fund"), a series of the Trust. The undersigned hereby appoints as proxies Marc R. Duffy and Philip E. Sachs, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on March 9, 2001, at the offices of the Fund and at any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY FACSIMILE, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-___-____.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[XXX]                KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             BARTLETT CAPITAL TRUST
                           Bartlett Basic Value Fund.

VOTE ON PROPOSAL                                       FOR     AGAINST  ABSTAIN

1. Approval of an Agreement  and Plan of               / /       / /      / /
   Reorganization  and Termination under
   which Legg Mason Balanced Trust would
   acquire all of the assets of Bartlett
   Basic Value Fund in  exchange  solely
   for  shares  of Legg  Mason  Balanced
   Trust  and  the  assumption  by  Legg
   Mason   Balanced   Trust  of  all  of
   Bartlett     Basic    Value    Fund's
   liabilities,    followed    by    the
   distribution  of those  shares to the
   shareholders  of Bartlett Basic Value
   Fund.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY FACSIMILE, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-___-____.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

--------------------------------------            ------------------------------
Signature                                         Date

--------------------------------------            ------------------------------
Signature (Joint Owners)                          Date

                        LEGG MASON INVESTORS TRUST, INC.

                                     PART B

                            LEGG MASON BALANCED TRUST
                 (A SERIES OF LEGG MASON INVESTORS TRUST, INC.)

                            BARTLETT BASIC VALUE FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                100 LIGHT STREET
                            BALTIMORE MARYLAND 21202

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 26, 2001

      This Statement of Additional Information relates specifically to the proposed reorganization whereby Legg Mason Balanced Trust would acquire the assets of Bartlett Basic Value Fund in exchange solely for shares of Legg Mason Balanced Trust and the assumption by Legg Mason Balanced Trust of Bartlett Basic Value Fund's liabilities ("Reorganization"). This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of Legg Mason Balanced Trust (giving effect to the Reorganization) and the following described documents, each of which is incorporated by reference herein:

      (1) The Statement of Additional Information of Legg Mason Balanced Trust, dated January 21, 2001.

      (2) The Annual Report to Primary Class shareholders of Legg Mason Balanced Trust for the fiscal year ended March 31, 2000. EDGAR accession number: 0000950169-00-000543.

      (3) The Semi-Annual Report to Primary Class shareholders of Legg Mason Balanced Trust for the period ended September 30, 2000. EDGAR accession number: 0001021408-00-003641.

      (4) The Statement of Additional Information of Bartlett Basic Value Fund, dated April 28, 2000. EDGAR accession number: 0000810868-00-000037.

      (5)   The Annual Report to Class A and Class C Shareholders  of Bartlett
Basic  Value  Fund  for  the  fiscal  year  ended  December 31,   1999.  EDGAR
accession number: 0000950169-00-000169.

      (6) The Annual Report to Class Y Shareholders of Bartlett Basic Value Fund for the fiscal year ended December 31, 1999. EDGAR accession number:
0000950169-00-000169.

      (7) The Semi-Annual Report to Class A and Class C shareholders of Bartlett Basic Value Fund for the period ended September 30, 2000. EDGAR accession number: 0000950169-00-001110.

      (8) The Semi-Annual Report to Class Y shareholders of Bartlett Basic Value Fund for the period ended September 30, 2000. EDGAR accession number:
0000950169-00-001110.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated January 26, 2001 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained by calling toll-free 1-800-822-5544.

                                TABLE OF CONTENTS

Unaudited Proforma Combined Financial  Statements of Legg Mason Balanced Trust
and Bartlett Basic Value Fund...............................................B-4

                            LEGG MASON BALANCED TRUST
                                       AND
                            BARTLETT BASIC VALUE FUND

                     PROFORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

LEGG MASON BALANCED TRUST
PRO FORMA
CAPITALIZATION AND RATIOS
SEPTEMBER 30, 2000
(UNAUDITED)

                                               Bartlett                Legg Mason              Pro Forma
                                              Basic Value            Balanced Trust            Combined
                                          --------------------      ------------------     ------------------

Net Assets

            Class A/Financial Intermediary       $ 51,574,611            $          -           $ 51,574,611
            Class C/Primary                         $ 747,480            $ 36,509,467           $ 37,256,947
            Class Y/Institutional (A)               $ 362,987            $          -           $    362,987
                                          --------------------      ------------------     ------------------
            Total                                $ 52,685,078            $ 36,509,467           $ 89,194,545
                                          ====================      ==================     ==================

Net Asset Value Per Share

            Class A/Financial Intermediary            $ 13.66              N/A                  $ 12.20
            Class C/Primary                           $ 13.43            $      12.20           $ 12.20
            Class Y/Institutional (A)                 $ 13.63              N/A                  $ 12.20

Shares Outstanding

            Class A/Financial Intermediary          3,776,018                       -              4,227,427
            Class C/Primary                            55,657               2,993,322              3,054,591
            Class Y/Institutional (A)                  26,629                       -                 29,753


Ratio of expenses to average net assets (B)

            BEFORE FEE WAIVERS

            Class A/Financial Intermediary              1.51%                       -                  1.23%
            Class C/Primary                             2.30%                   2.09%                  1.78%
            Class Y/Institutional (A)                   1.28%                       -                  0.97%

            AFTER FEE WAIVERS

            Class A/Financial Intermediary              1.15%                       -                  1.23%
            Class C/Primary                             1.90%                   1.85%                  1.78%
            Class Y/Institutional (A)                   0.90%                   1.10%                  0.97%


            --------------------
            (A) Formerly Navigator Class
            (B) Annualized




LEGG MASON BALANCED TRUST
PRO FORMA
STATEMENT OF ASSETS AND LIABILITIES
AS OF SEPTEMBER 30, 2000
(UNAUDITED)

                                                 Bartlett               Legg Mason             Pro Forma            Pro Forma
                                                Basic Value           Balanced Trust          Adjustments           Combined
                                             ------------------     -------------------    -------------------   ----------------
ASSETS

Investments, at market value                      $ 52,930,378            $ 36,342,120                              $ 89,272,498
Cash                                                       724                     418                                     1,142
Receivable for Fund shares sold                         13,003                  24,949                                    37,952
Dividend and Interest receivable                        27,117                 204,777                                   231,894
Other Assets                                             3,609                  17,180                                    20,789
                                             ------------------     -------------------    -------------------   ----------------
              Total Assets                          52,974,831              36,589,444                      -         89,564,275
                                             ------------------     -------------------    -------------------   ----------------

LIABILITIES

Payable for Fund shares repurchased                    275,671                   5,036                                   280,707
Advisory and Distribution fees payable                       -                  38,295                                    38,295
Accrued expenses and other liabilities                  14,082                  36,646                                    50,728
                                             ------------------     -------------------    -------------------   ----------------
              Total Liabilities                        289,753                  79,977                      -            369,730
                                             ------------------     -------------------    -------------------   ----------------
Net Assets                                        $ 52,685,078            $ 36,509,467     $                -       $ 89,194,545
                                             ==================     ===================    ===================   ================

ANALYSIS OF NET ASSETS

Accumulated paid in capital                       $ 30,760,081            $ 33,084,441                              $ 63,844,522
Distributions in excess of net investment
  income                                              (227,026)                (25,122)                                 (252,148)
Accumulated net realized gain/(loss)
  on investments                                    10,628,956                 782,568                                11,411,524
Unrealized appreciation/of investments              11,523,067               2,667,580                                14,190,647
                                             ------------------     -------------------    -------------------   ----------------
Net Assets                                        $ 52,685,078            $ 36,509,467     $                -       $ 89,194,545
                                             ==================     ===================    ===================   ================

OUTSTANDING SHARES

CLASS A/FINANCIAL INTERMEDIARY(A)                    3,776,018             N/A                        451,409          4,227,427
CLASS C/PRIMARY                                         55,657               2,993,322                  5,612          3,054,591
CLASS Y/INSTITUTIONAL(B)                                26,629             N/A                          3,124             29,753

NET ASSET VALUE PER SHARE:

CLASS A/FINANCIAL INTERMEDIARY(A)                       $13.66             N/A                                            $12.20
                                             ------------------     -------------------                          ----------------
CLASS C/PRIMARY                                         $13.43                  $12.20                                    $12.20
                                             ------------------     -------------------                          ----------------
CLASS Y/INSTITUTIONAL(B)                                $13.63             N/A                                            $12.20
                                             ------------------     -------------------                          ----------------


(A) Class A shares of Bartlett Basic Value are exchanged for for new
Financial Intermediary shares of Legg Mason Balanced Trust, to be established upon consumption of the merger. Initial per share values of Financial Intermediary Class shares are presumed to equal that of Primary
Class shares.

(B) Class Y shares of Bartlett Basic Value are exchanged for
Institutoional Class shares (formerly Navigator Class) of Legg Mason
Balanced Trust, to commence operations upon consumption of the merger.
Initial per share values of the Institutional Class shares are presumed to equal that of Primary Class shares.



LEGG MASON BALANCED TRUST
PRO FORMA
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(as a % of net assets)
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                                    Legg Mason
                            Bartlett Basic Value                  Balanced Trust               Pro Forma Combined Fund
                     ------------------------------------     -----------------------    -------------------------------------

                                                               Primary     Navigator      Financial     Primary    Institutional
                      Class A      Class C     Class Y          Class        Class       Intermediary    Class      Class(A)
                      Shares       Shares       Shares          Shares      Shares         Shares       Shares       Shares
                     ----------   ----------  -----------     -----------  ----------    ------------  ----------  -----------
Management fees          0.75%        0.75%        0.75%           0.75%       0.75%           0.75%       0.75%        0.75%

Rule 12b-1 fees          0.25%        1.00%      none              0.75%     none              0.25%       0.75%      none

Other expenses           0.51%        0.55%        0.53%           0.59%       0.59%           0.23%       0.28%        0.22%
                     ----------   ----------  -----------     -----------  ----------    ------------  ----------  -----------

Total fund

operating expenses       1.51%        2.30%        1.28%           2.09%       1.34%           1.23%       1.78%        0.97%
                     ==========   ==========  ===========     ===========  ==========    ============  ==========  ===========


Expense limit            1.15%        1.90%        0.90%           1.85%       1.10%           1.35%       1.85%        1.10%
                     ==========   ==========  ===========     ===========  ==========    ============  ==========  ===========

(A)Formerly the Navigator Class










LEGG MASON BALANCED TRUST
PRO FORMA
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

                                                            Bartlett           Legg Mason                             Pro Forma
                                                           Basic Value       Balanced Trust       Adjustments         Combined
                                                         ----------------    ----------------   ----------------   ----------------


INVESTMENT INCOME

   Dividend Income                                              $ 912,000           $ 399,000                $ -        $ 1,311,000
   Interest Income                                                 51,000             863,000                  -            914,000
         Less Foreign tax withheld                                 (4,000)             (2,000)                 -             (6,000)
                                                                                                 ----------------
                                                          ----------------    ----------------                      ----------------
         Total Income                                             959,000           1,260,000                  -          2,219,000
                                                          ----------------    ----------------   ----------------   ----------------


EXPENSES

   Management fee                                                 490,000             293,000                  -            783,000
   Distribution and service fees                                  169,000             293,000             (2,975)(A)        459,025
   Transfer agent and shareholder servicing fee                    34,000              39,000            (31,542) (B)        41,458
   Audit and legal fees                                            68,000              33,000            (64,000) (B)        37,000
   Custodian fee                                                   97,000              47,000            (42,610) (B)       101,390
   Directors fees                                                  34,000               6,000            (34,000) (C)         6,000
   Organizational expense                                               -              17,000                  -             17,000
   Registration fees                                               37,000              15,000            (26,000) (B)        26,000
   Reports to shareholders                                         26,000              31,000            (26,000) (B)        31,000
   Other expense                                                    5,000               1,000             (2,604) (B)         3,396
                                                          ----------------    ----------------   ----------------   ----------------
                                                                  960,000             775,000           (229,731)         1,505,269
   Fees Waived                                                   (204,000)            (50,000)           254,000                  -
                                                          ----------------    -----------------  ----------------   ----------------
            Total expenses, net of fees waived                    756,000             725,000             24,269          1,505,269
                                                          ----------------    ----------------   ----------------   ----------------
NET INVESTMENT INCOME                                             203,000             535,000            (24,269)           713,731


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on investments                         11,049,000           1,295,000                  -         12,344,000
   Change in unrealized appreciation (depreciation)
        of investments                                         15,942,000           1,150,000                  -         17,092,000
                                                          ----------------    ----------------  ------------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS         26,991,000           2,445,000                  -         29,436,000

                                                          ----------------    ----------------   ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS               $ 27,194,000         $ 2,980,000          $ (24,269)      $ 30,149,731
                                                          ================    ================   ================   ================


(A) Based on contract in effect for the surviving fund.

(B) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(C) Based on director compensation plan for the surviving fund.







LEGG MASON BALANCED TRUST
PRO FORMA
PORTFOLIO OF INVESTMENTS (C)
SEPTEMBER 30, 2000
(Unaudited)                                      % OF              BARTLETT                   LEGG MASON           PRO FORMA
                                                  Net            Basic Value                Balanced Trust         Combined
                                                Assets    Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value
                                                --------  --------------------------------------------------------------------------

COMMON STOCKS AND EQUITY INTERESTS               83.90%
Basic Materials                                   1.74%
     Construction and Building Materials          1.74%
       Martin Marietta Materials, Inc.                       30,000   $1,148,400      10,500   $ 401,940      40,500    $ 1,550,340

CAPITAL GOODS                                     7.15%
     Electrical Equipment                         2.45%
       Emerson Electric Company                              24,000    1,608,000       8,600     576,200      32,600      2,184,200

     Machinery (Diversified)                      2.00%
       Dover Corporation                                     26,000    1,220,375      12,000     563,250      38,000   1,783,625

     Manufacturing (Diversified)                  2.70%
       Illinois Tool Wks Incorporated                        10,000      558,750                              10,000     558,750
       Tyco International Ltd.                               22,700    1,177,563      13,000     674,375      35,700   1,851,938
                                                                    -------------            ------------            ---------------
                                                                       1,736,313                 674,375               2,410,688

COMMUNICATIONS SERVICES                           5.85%
     Telecommunications (Long Distance)           1.71%
       AT&T Corp.                                            37,000    1,086,875      15,000     440,625      52,000   1,527,500

     Telephone                                    4.14%
       Broadwing Inc.                                        46,000    1,175,875      20,000     511,250      66,000   1,687,125 (A)
       WorldCom, Inc.                                        47,000    1,427,625      19,000     577,125      66,000   2,004,750 (A)
                                                                    -------------            ------------            ---------------
                                                                       2,603,500               1,088,375               3,691,875

CONSUMER CYCLICALS                                6.27%
     Automobiles                                  1.34%
       Ford Motor Company                                    47,408    1,200,015                              47,408   1,200,015

     Retail (Building Supplies)                   0.71%
       The Home Depot, Inc.                                                           12,000     636,750      12,000     636,750

     Retail (Department Stores)                   2.18%
       Target Corporation                                    56,000    1,435,000      20,000     512,500      76,000   1,947,500

     Retail (Discounters)                         1.45%
       Family Dollar Stores, Inc.                            67,000    1,289,750                              67,000   1,289,750

     Services                                     0.59%
       Cintas Corporation                                                             12,000     522,750      12,000     522,750





                                                B-9

LEGG MASON BALANCED TRUST
PRO FORMA
PORTFOLIO OF INVESTMENTS (C)
SEPTEMBER 30, 2000
(Unaudited)                                      % OF              BARTLETT                   LEGG MASON           PRO FORMA
                                                  Net            Basic Value                Balanced Trust         Combined
                                                Assets    Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value
                                                --------  --------------------------------------------------------------------------
CONSUMER STAPLES                                 11.25%
     Beverages (Alcoholic)                        2.66%
       Anheuser-Busch Companies, Inc.                        40,000    1,692,500      16,000     677,000      56,000   2,369,500

     Distributors (Food and Health)               0.52%
       SYSCO Corporation                                                              10,000     463,125      10,000     463,125

     Entertainment                                3.95%
       The Walt Disney Company                               30,000    1,147,500      10,000     382,500      40,000   1,530,000
       Time Warner Inc.                                      19,000    1,486,750       6,500     508,625      25,500   1,995,375
                                                                    -------------            ------------            ---------------
                                                                       2,634,250                 891,125               3,525,375

     Restaurants                                  2.25%
       McDonald's Corporation                                41,000    1,237,687      25,500     769,781      66,500   2,007,468

     Retail (Drug Stores)                         1.87%
       CVS Corporation                                       23,000    1,065,188      13,000     602,063      36,000   1,667,251


ENERGY                                            6.23%
     Oil and Gas (Exploration and Production)     2.81%
       BP Amoco Plc                                                                    9,348     495,444       9,348     495,444
       Texaco Inc.                                                                     8,000     420,000       8,000     420,000
       Unocal Corporation                                    45,000    1,594,688                              45,000   1,594,688
                                                                    -------------            ------------            ---------------
                                                                       1,594,688                 915,444               2,510,132

     Oil and Gas (Refining and Marketing)         3.42%
       Total Fina Elf                                        35,000    2,570,312       6,500     477,344      41,500   3,047,656


FINANCIALS                                       17.43%
     Banking                                      0.56%
       Marshall & Ilsley Corporation                                                  10,000     501,250      10,000     501,250

     Banks (Major Regional)                       3.59%
       Mellon Financial Corporation                          50,000    2,318,750      19,000     881,125      69,000   3,199,875

     Financial (Diversified)                     10.17%
       Blackrock North American Government
            Income Trust, Inc.                                                        78,000     770,250      78,000     770,250
       Chateau Communities, Inc.                                                      10,000     268,125      10,000     268,125
       Citigroup Inc.                                        40,000    2,162,500      17,333     937,065      57,333   3,099,565
       Fannie Mae                                            55,000    3,932,500      14,000   1,001,000      69,000   4,933,500
                                                                    -------------            ------------            ---------------
                                                                       6,095,000               2,976,440               9,071,440
     Investment Management                        2.16%
       Stilwell Financial, Inc.                              29,000    1,261,500      15,400     669,900      44,400   1,931,400 (A)






                                                B-10

LEGG MASON BALANCED TRUST
PRO FORMA
PORTFOLIO OF INVESTMENTS (C)
SEPTEMBER 30, 2000
(Unaudited)                                      % OF              BARTLETT                   LEGG MASON           PRO FORMA
                                                  Net            Basic Value                Balanced Trust         Combined
                                                Assets    Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value
                                                --------  --------------------------------------------------------------------------
     Savings and Loan Companies                   0.95%
       Charter One Financial, Inc.                                                     34,650     844,594      34,650     844,594


HEALTH CARE                                      11.03%
     Health Care (Diversified)                    6.63%
       Abbott Laboratories                                   60,000    2,853,750      19,500     927,469      79,500   3,781,219
       Johnson & Johnson                                     15,700    1,474,819       7,000     657,562      22,700   2,132,381
                                                                    -------------            ------------            ---------------
                                                                       4,328,569               1,585,031               5,913,600

     Health Care (Drugs/Major
      Pharmaceuticals)                            3.73%
       Merck & Co., Inc.                                     17,000    1,265,438       9,000     669,937      26,000   1,935,375
       Pharmacia Corporation                                 23,000    1,384,312                              23,000   1,384,312
                                                                    -------------            ------------            ---------------
                                                                       2,649,750                 669,937               3,319,687

     Health Care (Medical Products and
       Supplies)                                  0.67%
       Guidant Corporation                                                             8,500     600,844       8,500     600,844 (A)


TECHNOLOGY                                       14.82%
     Communications Equipment                     3.72%
       Lucent Technologies, Inc.                             35,000    1,069,688      15,000     458,438      50,000   1,528,126
       Nortel Networks Corporation                           20,600    1,226,987       9,400     559,887      30,000   1,786,874
                                                                    -------------            ------------            --------------
                                                                       2,296,675               1,018,325               3,315,000
     Computers (Hardware)                         5.01%
       Dell Computer Corporation                             34,500    1,063,031      17,800     548,462      52,300   1,611,493 (A)
       International Business Machines
         Corporation                                         19,800    2,227,500       5,600     630,000      25,400   2,857,500
                                                                       ------------           -----------              ------------
                                                                       3,290,531               1,178,462               4,468,993

     Computers (Software/Services)                2.37%
       Microsoft Corporation                                 25,000    1,507,813      10,000     603,125      35,000   2,110,938 (A)

     Electronics (Semiconductors)                 3.72%
       Intel Corporation                                     32,400    1,346,625      10,000     415,625      42,400   1,762,250
       Texas Instruments Incorporated                        25,000    1,179,687       8,000     377,500      33,000   1,557,187
                                                                    -------------            ------------            ---------------
                                                                       2,526,312                 793,125               3,319,437

TRANSPORTATION                                    2.14%
     Railroads                                    2.14%
       Union Pacific Corporation                             35,000    1,360,625      14,000     544,250      49,000   1,904,875
                                                                    -------------            ------------            ---------------
TOTAL COMMON STOCKS AND EQUITY INTERESTS                              51,758,378              23,079,055              74,837,433
                                                                    -------------            ------------            ---------------

FIXED INCOME SECURITIES                          14.17%
CORPORATE BONDS AND NOTES                         5.62%
     Banking and Finance                          2.31%
        Associates Corporation of North America,
        5.500%, 2/15/02                                                              400,000     392,708     400,000     392,708
        General Electric Capital Corporation,
        6.29%, 12/15/07                                                            1,000,000     991,870   1,000,000     991,870



                                                B-11

LEGG MASON BALANCED TRUST
PRO FORMA
PORTFOLIO OF INVESTMENTS (C)
SEPTEMBER 30, 2000
(Unaudited)                                      % OF              BARTLETT                   LEGG MASON           PRO FORMA
                                                  Net            Basic Value                Balanced Trust         Combined
                                                Assets    Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value
                                                --------  --------------------------------------------------------------------------
        Merrill Lynch & Co., Inc., 6.000%,
        11/15/04                                                                     700,000     677,271     700,000      677,271
                                                                                             ------------            ---------------
                                                                                               2,061,849                2,061,849

     Finance                                      0.85%
       General Motors Acceptance
         Corporation, 6.300%, 7/8/02                                                 770,000     762,589     770,000      762,589

     Hotels and Restaurants                       0.57%
       Hilton Hotels Corp, 5.000%, 5/16/06                                           600,000     505,500     600,000      505,500

     Media                                        0.76%
       Tribune Company, 6.500%, 7/30/04                                              700,000     680,393     700,000      680,393

     Transportation                               0.60%
       Union Pacific Corporation, 5.780%,
        10/15/01                                                                     550,000     540,776     550,000      540,776

     Waste Management                             0.53%
       Waste Management Inc, 4.000%, 2/1/02                                          500,000     470,000     500,000      470,000
                                                                                             ------------            ---------------
     TOTAL CORPORATE BONDS AND NOTES                                                           5,021,107                5,021,107
                                                                                             ------------            ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS            5.07%
     Fixed-Rate Securities                        4.41%
       Fannie Mae,6.77%, 9/1/05                                                     375,000     376,639     375,000      376,639
       Fannie Mae, 7.250%, 1/15/10                                                  750,000     773,437     750,000      773,437
       Federal Farm Credit Bank, 5.520%,
         2/25/02                                                                    775,000     764,344     775,000      764,344
       United States Treasury Notes, 6.625%,
         3/31/02                                                                    150,000     151,008     150,000      151,008
       United States Treasury Notes, 6.500%,
         5/15/05 to 10/15/06                                                      1,330,000   1,364,713   1,330,000    1,364,713
       United States Treasury Notes, 6.000%,
         8/15/09                                                                    500,000     502,500     500,000      502,500
                                                                                            ------------            ---------------
                                                                                              3,932,641                3,932,641

     Stripped Securities                         0.66%
       United States Treasury STRIPS, 8/15/05                                        200,000     151,002     200,000     151,002 (B)
       United States Treasury STRIPS, 11/15/05                                       300,000     222,318     300,000     222,318 (B)
       United States Treasury STRIPS, 5/15/06                                        300,000     216,081     300,000     216,081 (B)
                                                                                              -----------             --------------
                                                                                                 589,401                 589,401
                                                                                              -----------             --------------
     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                              4,522,042               4,522,042
                                                                                              -----------             --------------




                                                B-12

LEGG MASON BALANCED TRUST
PRO FORMA
PORTFOLIO OF INVESTMENTS (C)
SEPTEMBER 30, 2000
(Unaudited)                                      % OF              BARTLETT                   LEGG MASON           PRO FORMA
                                                  Net            Basic Value                Balanced Trust         Combined
                                                Assets    Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value
                                                --------  --------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES    3.48%
     Fixed-Rate Securities                           3.48%
       Fannie Mae                                                                    536,346     504,438     536,346        504,438
       Fannie Mae                                                                    375,000     382,616     375,000        382,616
       Government National Mortgage Association                                    1,071,557   1,005,260   1,071,557      1,005,260
       Government National Mortgage Association                                    1,186,471   1,207,602   1,186,471      1,207,602
                                                                                             ------------            ---------------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
       SECURITIES                                                                              3,099,916                  3,099,916
                                                                                             ------------            ---------------


REPURCHASE AGREEMENTS                                2.02%
       State Street Bank & Trust Co.                         1,172,000    1,172,000                        1,172,000      1,172,000
         3.5%, dated 9/29/00, to be repurchased
           at $1,172,112
         on 10/02/00 (Collateral: $1,180,000
           Fannie Mae
         mortgage-backed securities, 6.40%,
           due 12/21/01, value $1,198,000)

         3.5%, dated 9/29/00, to be repurchased
           at $620,060 on 10/2/00 (Collateral:
           $625,000 Fannie Mae mortgage-backed
           securities, 6.35%, due 6/22/01,
           value $640,000)                                                           620,000     620,000     620,000        620,000

       -----------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS AT MARKET                 100.09%               52,930,378             36,342,120               89,272,498
                                                                       -------------        ---------------           --------------

       TOTAL INVESTMENTS AT COST                                         41,407,311             33,674,540               75,081,851
                                                                       -------------        ---------------          ---------------

       --------------------------------------------
       (A) Non Income Producing

       (B) STRIPS-Separate Trading of Registered Interest and Principal of
       Securities. A pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

       (C) No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consumption of the merger, securiites would need to be sold in order for The Balanced Trust to comply with its Prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment advisor of either of the funds from buying or selling securities in the normal course of such fund's business and operations.




                               Balanced Trust FI Class expenses

LM Balanced Trust
2000 PROSPECTUS/FUND EXPENSES CALCULATION
Financial Intermediary Class
AS of March 31, 2000
YEAR        AMT. INV. 5%  1.3900%   END VALUE     AVG VALUE        ANN. EXPS.   CUM. EXPS.

1           10,000.00     361.00    10,361.00     10,180.50        141.51        141.51
2           10,361.00     374.03    10,735.03     10,548.02        146.62        288.13
3           10,735.03     387.53    11,122.57     10,928.80        151.91        440.04
4           11,122.57     401.52    11,524.09     11,323.33        157.39        597.43
5           11,524.09     416.02    11,940.11     11,732.10        163.08        760.51
6           11,940.11     431.04    12,371.15     12,155.63        168.96       929.47
7           12,371.15     446.60    12,817.75     12,594.45        175.06       1104.53
8           12,817.75     462.72    13,280.47     13,049.11        181.38       1285.92
9           13,280.47     479.42    13,759.89     13,520.18        187.93       1473.85
10          13,759.89     496.73    14,256.63     14,008.26        194.71       1668.56



            3/31/00 Navigator Class expense rate:      1.14%
            FI Class distribution rate:                0.25%
                                               --------------
                                                       1.39%
                                               --------------


            footnote d: management fes would be .71% and total fund operating expenses 1.35%


                                  Balanced Trust Inst Class expenses

LM Balanced Trust
2000 PROSPECTUS/FUND EXPENSES CALCULATION
Institutional Shares
As of March 31, 2000

YEAR          AMT. INV. 5%  1.1400%   END VALUE     AVG VALUE        ANN. EXPS.   CUM. EXPS.

1             10,000.00     386.00    10,386.00     10,193.00        116.20        116.20
2             10,386.00     400.90    10,786.90     10,586.45        120.69        236.89
3             10,786.90     416.37    11,203.27     10,995.09        125.34        362.23
4             11,203.27     432.45    11,635.72     11,419.50        130.18        492.41
5             11,635.72     449.14    12,084.86     11,860.29        135.21        627.62
6             12,084.86     466.48    12,551.33     12,318.10        140.43        768.05
7             12,551.33     484.48    13,035.82     12,793.58        145.85        913.89
8             13,035.82     503.18    13,539.00     13,287.41        151.48       1065.37
9             13,539.00     522.61    14,061.60     13,800.30        157.32       1222.69
10            14,061.60     542.78    14,604.38     14,332.99        163.40       1386.09

LEGG MASON BALANCED TRUST
PRO FORMA NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
 (UNAUDITED)

1)    DESCRIPTION OF THE FUND

      The Legg Mason Balanced Trust, ("Balanced Trust") a series of Investors Trust, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      Balanced Trust consists of three classes of shares: Financial Intermediary Class, Primary Class and Institutional Class. All shareholders bear the common expenses of the Funds based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

2)    BASIS OF PRO FORMA PRESENTATION

      The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Bartlett Basic Value Fund, ("Basic Value") a series of Bartlett Capital Trust, by Balanced Trust as if such acquisition had taken place as of October 1, 1999.

      Under the terms of the Plan of Reorganization, the combination of Basic Value and Balanced Trust will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Basic Value in exchange for shares of Balanced Trust at net asset value. The statement of assets and liabilities and the related statement of operations of Basic Value and Balanced Trust have been combined as of and for the twelve months ended September 30, 2000.

      The accompanying pro forma financial statements should be read in conjunction with the financial statements of Balanced Trust and Basic Value included in their respective semi-annual reports dated September 30, 2000 and June 30, 2000, respectively.

      The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Basic Value by Balanced Trust had taken place as of October 1, 1999.

3)    SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION

      Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

      Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

SECURITY TRANSACTIONS

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

DEFERRED ORGANIZATIONAL EXPENSES

      Deferred organizational expenses of $86,000 are being amortized on a straight-line basis over 5 years commencing on the date operations began.

FEDERAL INCOME TAXES

      No provision for federal income or excise taxes is required since Balanced Trust intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

USE OF ESTIMATES

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

4)    REPURCHASE AGREEMENTS:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. Balanced Trust investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which Balanced Trust enters into repurchase agreements to evaluate potential risks.

5)    TRANSACTIONS WITH AFFILIATES:

      Balanced Trust has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to this agreement, LMFA provides Balanced Trust with management and administrative services for which it pays a fee, computed daily and payable monthly, at an annual rate of the it's average daily net assets.

      LMFA has agreed to waive its fees in any month to the extent Balanced Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of it's average daily net assets as shown in the following chart:

        --------------------------------------------------------------------
        Balanced Trust          Management  Expense    Expense Limitation
                                Fee         Limitation Expiration
        --------------------------------------------------------------------
        -Financial              .75%        1.35%      Indefinitely
        Intermediary Class
        --------------------------------------------------------------------
        -Primary Class          .75%        1.85%      Indefinitely
        --------------------------------------------------------------------
        -Navigator Class        .75%        1.10%      Indefinitely
        --------------------------------------------------------------------

      Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor. Legg Mason receives an annual distribution fee and an annual service fee based on Balanced Trust's average daily net assets, computed daily and payable monthly as follows:

        --------------------------------------------------
        Balanced Trust          Distribution  Service Fee
                                Fee
        --------------------------------------------------
        -Financial              N/A           .25%
        Intermediary Class
        --------------------------------------------------
        -Primary Class          .50%          .25%
        --------------------------------------------------
        -Navigator Class        N/A           N/A
        --------------------------------------------------

      LMFA, Legg Mason, Bartlett, are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

6)    LINE OF CREDIT:

      Balanced Trust along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the twelve months ended September 30, 2000, Balanced Trust had no borrowings under the Credit Agreement.

                        LEGG MASON INVESTORS TRUST, INC.
                                     PART C

                                OTHER INFORMATION

    Item 15.    Indemnification

                This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-62174, filed January 31, 1997.


    Item 16.    Exhibits

    (1)         (a) Articles of Incorporation (3)
                (b) Articles Supplementary (3)
                (c) Articles Supplementary (3)
                (d) Articles Supplementary 1998 (4)
                (e) Articles of Amendment (8)
                (f) Articles of Amendment -- filed herewith

    (2)         Amended By-Laws (3)

    (3)         Voting trust agreement -- none

    (4) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix B to the Prospectus/Proxy statement

    (5) Instruments defining the rights of security holders with respect to American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust, and Financial Services Fund are contained in the Articles of Incorporation and subsequent amendments and By-Laws which are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement (SEC File No. 33-62174), filed July 31, 1997.

    (6)         (a)  Investment Advisory and Management Agreement -- American
                     Leading Companies Trust (3)
                (b)  Investment Advisory Agreement -- Balanced Trust (3)
                (c)  Advisory Agreement -- American Leading Companies Trust (3)
                (d)  Management Agreement -- Balanced Trust (3)
                (e) Investment Advisory Agreement -- U.S. Small-Cap Value Trust (5)
                (f)  Management Agreement -- U.S. Small-Cap Value Trust (5)
                (g) Investment Advisory and Administration Agreement -- Financial Services Fund (11)
                (h)  Sub-Advisory Agreement -- Financial Services Fund (11)

    (7)         (a)  Underwriting Agreement -- American Leading Companies
                     Trust (3)
                (b) Amended Underwriting Agreement -- American Leading Companies Trust (2)
                (c)  Underwriting Agreement -- Balanced Trust (2)
                (d)  Underwriting Agreement -- U.S. Small-Cap Value Trust (5)

                (e)  Dealer Agreement with respect to Navigator Shares (2)
                (f)  Underwriting Agreement -- Financial Services Fund (11)

    (8)         Bonus, profit sharing or pension plans -- none

    (9)         Custodian agreement (1)

    (10)        (a)  Plan pursuant to Rule 12b-1
                     (i) Plan pursuant to Rule 12b-1 -- American Leading Companies Trust (3)
                     (ii) Amended Plan pursuant to Rule 12b-1 -- American Leading Companies Trust (2)
                     (iii) Plan pursuant to Rule 12b-1 -- Balanced Trust Primary Class shares (2)
                     (iv) Plan pursuant to Rule 12b-1 -- U.S. Small-Cap Value Trust (5)
                     (v) Plan pursuant to 12b-1 -- Financial Services Fund Class A shares (11)
                     (vi) Plan pursuant to 12b-1 -- Financial Services Fund Primary Class shares (11)
                     (vii) Form of plan pursuant to Rule 12b-1 -- Balanced Trust Financial Intermediary Class shares -- filed herewith
                (b)  Plans pursuant to Rule 18f-3
                     (i) Plan Pursuant to Rule 18f-3 -- Financial Services Fund (11)
                     (ii) Form of Plan Pursuant to Rule 18f-3 -- American Leading Companies Trust (9)
                     (iii) Form of Plan Pursuant to Rule 18f-3 -- Small-Cap Value Trust
                     (iv) Form of Plan Pursuant to Rule 18f-3 -- Balanced Trust -- filed herewith

    (11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered -- filed herewith

    (12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with LM Balanced Trust and Bartlett Basic Value Fund reorganization -- to be filed

    (13)        (a)  Transfer Agent Agreement (1)
                (b)  Credit Agreement (6)
                (c)  Amendment to Credit Agreement (10)

    (14)        Consent of Ernst & Young LLP -- filed herewith

    (15)        Financial statements omitted pursuant to Item 14(a)(i) -- none

    (16)        Manually signed copy of power of attorney -- filed herewith

    (17)        Additional Exhibits -- none

(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 4 to the registration statement, SEC File No. 33-62174, filed May 17, 1996.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 5 to the registration statement, SEC File No. 33-62174, filed July 31, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-62174, filed January 31, 1997.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the registration statement, SEC File No. 33-62174, filed March 18, 1998.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to the Registration Statement, SEC File No. 33-62174, filed May 29, 1998.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 26 to the registration statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed May 28, 1999.

(7) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 11 to the Registration Statement, SEC File No. 33-62174, filed May 28, 1999.

(8) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-62174, filed July 2, 1999.

(9) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to the Registration Statement, SEC File No. 33-62174, filed July 30, 1999.

(10) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed March 28, 2000.

(11) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement, SEC File No. 33-62174, filed July 21, 2000.


Item 17.        Undertakings

      (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) Registrant hereby undertakes to file a post-effective amendment to this registration statement on Form N-14, containing an opinion of counsel supporting the tax consequences of the reorganization described herein within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Legg Mason Investors Trust, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 19th day of December, 2000.

                                            LEGG MASON INVESTORS TRUST, INC.

                                            By:

                                                 /s/Marie K. Karpinski
                                               ---------------------------------
                                                 Marie K. Karpinski
                                                 Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title                     Date

/s/ John F. Curley, Jr. *            Chairman of the Board     December 19, 2000
------------------------------       and Director
John F. Curley, Jr.


/s/ Edward A. Taber, III *           President and Director    December 19, 2000
------------------------------
Edward A. Taber, III


/s/ Richard G. Gilmore *             Director                  December 19, 2000
------------------------------
Richard G. Gilmore


/s/ Arnold L. Lehman *               Director                  December 19, 2000
------------------------------
Arnold L. Lehman


/s/ Jill E. McGovern *               Director                  December 19, 2000
------------------------------
Jill E. McGovern


/s/ T.A. Rodgers *                   Director                  December 19, 2000
------------------------------
T.A. Rodgers


/s/ G. Peter O'Brien *               Director                  December 19, 2000
------------------------------
G. Peter O'Brien


/s/ Nelson A. Diaz *                 Director                  December 19, 2000
------------------------------
Nelson A. Diaz


/s/ Marie K. Karpinski               Vice President            December 19, 2000
------------------------------       and Treasurer
Marie K. Karpinski


*Signature affixed by Marie K. Karpinski pursuant to a power of attorney dated November 10, 2000, a copy of which is filed herewith.

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

(1)               -        Articles of Amendment.

(10(a)(vii)       -        Form of plan pursuant to Rule 12b-1 -- Balanced
                           Trust Financial Intermediary Class Shares.

(10)(b)(iv)       -        Form of plan pursuant to Rule 18f-3
                           -- Balanced Trust.

(11)              -        Opinion and consent of Kirkpatrick & Lockhart LLP
                           regarding the legality of securities being registered.

(14)              -        Consent of Ernst & Young LLP.

(16)              -        Manually signed copy of power of attorney.